As Filed With the Securities and Exchange Commission on July 28, 1998


                                                       Registration No. 33-53598

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]


                       POST-EFFECTIVE AMENDMENT NO. 6                      [X]


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]


                               AMENDMENT NO. 7                             [X]


                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                717 Fifth Avenue
                            New York, New York 10022
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 446-5600

                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103
 -------------------------------------------------------------------------------
 It is proposed that this filing will become effective (check appropriate box)

_____    immediately upon filing pursuant to paragraph (b)

__X__    on  August 1, 1998 pursuant to paragraph (b)

_____    60 days after filing pursuant to paragraph (a)(1)
_____    75 days after filing pursuant to paragraph (a)(2)
_____    on [Date] pursuant to paragraph (a) or Rule 485
--------------------------------------------------------------------------------

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.


                                  July 28, 1998


                              Cross Reference Sheet

Items Required by Form N-1A
---------------------------


Part A                Information Required in Prospectus                        Registration Statement Heading



Item 1.               Cover Page                                                Cover Page
Item 2.               Synopsis                                                  Fee Table
Item 3.               Condensed Financial Information                           Financial Highlights
Item 4.               General Description of Registrant                         Investment Objective,
                                                                                Policies and Risk Factors;
                                                                                Investment Restrictions;
                                                                                General Information
Item 5.               Management of the Fund                                    Management of the Fund;
                                                                                Investment Advisor;
                                                                                Distributor; Custodian, Transfer
                                                                                Agent and Accounting Services
Item 5A.              Management's Discussion of Fund                           *
                      Performance
Item 6.               Capital Stock and Other Securities                        Cover Page
                                                                                Dividends and Taxes;
                                                                                General Information
Item 7.               Purchase of Securities Being Offered                      The Fund's Net Asset
                                                                                Value; How to Buy Shares


Item 8.               Redemption or Repurchase                                  How to Redeem Shares
Item 9.               Pending Legal Proceedings                                 **


Part B                Information Required in a Statement
                      of Additional Information
                      -----------------------------------

Item 10.              Cover Page                                                Cover Page
Item 11.              Table of Contents                                         Table of Contents
Item 12.              General Information and History                           General Information
                                                                                and History
Item 13.              Investment Objectives and Policies                        Investment Objective,
                                                                                Policies and Risk
                                                                                Considerations

----------


* Information required by Item 5A is contained in the Registrant's 1998 Annual Report to Shareholders.


** Omitted since the answer is negative or the item is not applicable.




Item 14.              Management of the Fund                                    Management of
                                                                                the Fund
Item 15.              Control Persons and Principal Holders                     Control Persons and
                      of Securities                                             Principal Holders of
                                                                                Securities
Item 16.              Investment Advisory and Other                             Investment Advisory and
                      Services                                                  Other Services;
                                                                                Custodian, Transfer Agent and
                                                                                Accounting Services
Item 17.              Brokerage Allocation                                      Portfolio Transactions
Item 18.              Capital Stock and Other Securities                        Capital Stock;
                                                                                Semi-Annual Reports
Item 19.              Purchase, Redemption and Pricing of                       Valuation of Shares
                      Securities Being Offered                                  and Redemption
Item 20.              Tax Status                                                Federal Tax Treatment of
                                                                                Dividends and
                                                                                Distributions
Item 21.              Underwriters                                              Distribution of Fund
                                                                                Shares
Item 22.              Calculation of Performance Data                           Performance and Yield
                                                                                Computations
Item 23.              Financial Statements                                      Financial Statements

Part C                Other Information

                      Part C contains the information required by the items contained therein under the items set forth in the form.



ISI NORTH AMERICAN
 GOVERNMENT BOND FUND SHARES
(A Class of North American
 Government Bond Fund, Inc.)
717 Fifth Avenue
New York, New York 10022
For information call (800) 955-7175


     North American Government Bond Fund, Inc. (the "Fund") is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

     Shares of the ISI class of the Fund ("Shares") are available through International Strategy & Investment Group Inc. (the "Distributor") as well as your securities dealer or servicing agent. (See "How to Buy Shares.")

     This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated August 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by contacting the Fund at the above address and telephone.




The Fund's Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The Shares are not federally insured by the Federal Deposit
    Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the Shares involves risk, including possible loss of principal.


  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.






                 The date of this Prospectus is August 1, 1998.

1. Fee Table

Shareholder Transaction Expenses:

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)      3.00%
Maximum Sales Charge Imposed on Reinvested Dividends ........................      None
Maximum Deferred Sales Charge ...............................................      None

Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)

Management Fees (net of fee waivers) ........................................     0.38%*
12b-1 Fees ..................................................................     0.40%
  Asset Based Sales Charge....... 0.15%
  Service Fee ................... 0.25%
Other Expenses (net of fee waivers) .........................................     0.47%*
                                                                                 -----
Total Fund Operating Expenses (net of fee waivers) ..........................     1.25%*
                                                                                 =====

------------------------

*The Fund's advisor and the Fund's administrator have voluntarily agreed to waive proportionate amounts of their respective fees, to the extent required, so that the Fund's Total Operating Expenses do not exceed 1.25% of the Fund's average daily net assets. Absent fee waivers, Management Fees would be 0.40%, Other Expenses (including administration fees) would be 0.48% and Total Fund Operating Expenses would be 1.28%, respectively, of the Fund's average daily net assets.

Example:

                                                              1 year     3 years     5 years     10 years
                                                             --------   ---------   ---------   ---------
 You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period:*                                   $42        $68         $97        $177

------------------------

*Absent fee waivers, expenses would be higher.


The Expenses and Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

The purpose of the above table is to describe the various costs and expenses that you will bear directly or indirectly when you invest in shares. If you purchase Shares through a financial institution, you may be charged separate fees by that institution. The rules of the SEC require that the maximum sales charge (in the Shares' case, 3.00% of the offering price) be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Buy Shares.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. if you hold your Shares for a long time.

2. Financial Highlights

The Fund has offered the Shares since January 15, 1993. The financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1998 and the report thereon of PricewaterhouseCoopers LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended March 31, 1998, which can be obtained at no charge by calling the Fund at (800) 955-7175.

               (For a Share outstanding throughout each period)

                                                        For the Year
                                                           Ended                                  For the Period
                                                         March 31,                               January 15, 1993(1)
                              ----------------------------------------------------------------        through
                                  1998         1997         1996         1995          1994       March 31, 1993
                              -----------  -----------  -----------  ------------  -----------  ------------------
Per Share
  Operating
  Performance:
  Net asset value at
   beginning of
   period ..................      8.29       $ 8.37       $ 8.06       $  9.53       $ 10.14         $ 10.00
                                 -----       ------       ------       -------       -------         -------
Income from Invest-
  ment Operations:
  Net investment
   income ..................      0.61         0.75         0.81          0.63          0.89            0.10
  Net realized and
   unrealized
   gain/(loss) on
   investments .............      0.56        (0.11)        0.22         (1.38)        (0.58)           0.12
                                 -----       -------      ------       -------       -------         -------
  Total from Invest-
   ment Operations .........      1.17         0.64         1.03         (0.75)         0.31            0.22

Less Distributions:
  Dividends from net
   investment income
   and short-term
   gains ...................     (0.67)       (0.26)         --          (0.45)        (0.92)          (0.08)
  Distribution in excess
   of net investment
   income ..................     (0.05)          --           --            --            --              --
  Return of capital. .......        --        (0.46)       (0.72)        (0.27)           --              --
                                 ------      -------      -------      -------       -------         -------
  Total distributions ......      0.72        (0.72)       (0.72)        (0.72)        (0.92)          (0.08)
                                 ------                   -------      -------       -------         -------
  Net asset value at
   end of period ...........    $ 8.74       $ 8.29       $ 8.37       $  8.06       $  9.53         $ 10.14
                                =======      =======      =======      =======       =======         =======
Total Return(2).............     14.65%        7.90%       12.97%        (8.31)%        2.77%           2.18%

Ratios to Average
  Daily Net Assets:
  Expenses(3)...............      1.25%        1.25%        1.25%         1.25%         1.25%           1.25%(4)
  Net investment
   income(5)................      7.17         8.99%        9.49%         7.04%         7.04%           7.62%(4)

Supplemental Data:
  Net assets at end
   of period (000). ........   $52,018      $51,966      $60,860       $66,292       $93,622        $ 40,937
  Portfolio turnover
   rate ....................       125%          46%         125%          104%          219%            104%

------------------------
(1) Commencement of operations.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.28%, 1.58%, 1.47%, 1.45%, 1.44% and 2.19%
    (annualized) for the years ended March 31, 1998, 1997, 1996, 1995, 1994, and for the period ended March 31, 1993, respectively.
(4) Annualized.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 7.14%, 8.66%, 9.27%, 6.84%, 6.85% and 6.68% (annualized) for the years ended March 31, 1998, 1997, 1996, 1995, 1994 and for the period ended March 31, 1993, respectively.

3. Investment Objective, Policies and Risk Factors

The Fund's investment objective is to provide a high level of current income, consistent with prudent investment risk. There is no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in the following bonds and debentures: (i) U.S. Treasury Securities, which securities are direct obligations of the United States Government (see "United States Government Securities" below); and (ii) bonds or debentures issued or guaranteed by the Canadian and Mexican governments or their subdivisions, agencies or instrumentalities ("Government Securities") and denominated either in U.S. dollars or in the local foreign currency. The Fund will invest no more than 25% of its total assets in Canadian Government Securities (see "Canadian Government Securities" below) and no more than 25% of its total assets in Mexican Government Securities (see "Mexican Government Securities" below).

In addition, the Fund will invest no more than 33% of its total assets in securities denominated or payable in each of Canadian dollars and Mexican pesos. Subject to the foregoing currency denomination limits, the Fund may invest in bankers acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada or Mexico.

Subject to the foregoing guidelines, the Fund's investment advisor (the "Advisor") (See "Investment Advisor") will invest the Fund's assets and allocate investments from time to time among U.S., Canadian and Mexican Government Securities, based on its assessment of which fixed-income securities best enable the Fund to achieve its investment objective. Subject to the limitations described above, the percentage of assets invested in a particular country or denominated in a particular currency, as well as the average maturity of the securities held in the Fund's portfolio, will vary in accordance with the Advisor's analysis of market conditions, relative yields, and changes in general economic and political conditions in the United States, Canada and Mexico, and the Advisor's expectations regarding interest rate changes and changes in currency exchange rates among the U.S. dollar, the Canadian dollar and the Mexican peso. Based on the Advisor's analysis of such factors, it is possible that, from time to time, none of the Fund's assets will be invested in Canada or Mexico or denominated or payable in Canadian dollars or Mexican pesos.

Under normal circumstances, the dollar weighted expected average maturity of the Fund's portfolio will vary depending on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is currently anticipated that during periods of stable interest rates, the Fund's portfolio will have a dollar weighted expected average maturity of approximately ten years; and during periods of declining interest rates, the Fund's portfolio will have a dollar weighted expected average maturity of over ten years. The Advisor may shorten the dollar weighted average maturity substantially for temporary, defensive purposes, such as, when the Advisor believes interest rates are or will be increasing substantially. There can be no assurance that the Advisor's economic analyses will accurately predict interest rate movements or that the portfolio strategies based upon such analyses will be effective.

Under normal circumstances, the Canadian Government Securities held in the Fund's portfolio will be rated, at the time of purchase, Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Ratings Group ("S&P") or, if not rated by Moody's or S&P, determined to be of comparable quality by the Advisor under criteria approved by the Fund's Board of Directors ("Comparable Quality"). Except as provided below, the Mexican Government Securities in which the Fund may invest will be rated, in the case of long-term securities, Baa or higher by Moody's, or BBB or higher by S&P, or Comparable Quality, or in the case of short-term securities, Prime-3 or higher by Moody's, A-3 or higher by S&P, or Comparable Quality. Where deemed appropriate by the Advisor, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in Mexican Government Securities or in fixed-income securities issued by governments of other countries in Latin America or elsewhere (and denominated in either U.S. dollars or the local foreign currency), which securities are rated Ba by Moody's or BB by S&P, or Comparable Quality. If a fixed-income security held by the Fund is rated Baa or BBB, in the case of a long-term security, or Prime-3 or A-3 in the case of a short-term security, and is subsequently downgraded by a rating agency, such security will be included in the Fund's below investment grade holdings for purposes of the foregoing 10% limit. In addition, the Fund will retain such security in its portfolio only until the Advisor determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Moreover, in the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Advisor will seek to sell immediately sufficient securities to reduce the total to below 5%.

Securities rated either Baa by Moody's or BBB by S&P have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

Securities rated Ba or BB are considered to be below investment grade securities and are known as "junk bonds." They are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The future of such below investment grade securities cannot be considered well assured and the issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Investing in higher yield, high risk, lower rated bonds entails substantially greater risk than investing in investment grade bonds including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of these securities will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high yield securities market, affecting both the value and liquidity of such securities. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. An economic downturn could adversely affect the ability of issuers of such securities to make payments of principal and interest to a greater extent than issuers of higher rated securities might be affected. A description of fixed-income security ratings is contained in the Appendix to the Statement of Additional Information. During the fiscal year ended March 31, 1998, the Fund held no bonds rated below investment grade.

The Fund may also invest in repurchase agreements with respect to U.S. Treasury Securities, Canadian Treasury

Securities and Mexican Treasury Securities and in commercial paper rated Prime-1 by Moody's, A-1 by S&P, or Comparable Quality. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments. Investment of all or a substantial portion of the Fund's assets in such instruments may cause a decrease in the Fund's yield.

Although the Fund reserves the right to invest up to 35% of its total assets in fixed-income securities that are issued or guaranteed by the governments of countries located in Latin America (other than Mexico) or other foreign countries, or any of their political subdivisions, agencies, instrumentalities and authorities, the Fund has no current intention to make such investments during the coming year. Any investment in such fixed-income securities would be rated, at the time of purchase, Baa or higher by Moody's, BBB or higher by S&P, or Comparable Quality except that the Fund may invest in such fixed-income securities rated at the time of purchase, Ba by Moody's or BB by S&P, or Comparable Quality subject to the limitation of 10% of the Fund's total assets discussed above.

The Fund may also engage in certain other investment practices, including practices to protect against fluctuations in foreign currencies, which practices are described more fully under the heading "Other Investment Policies" below.

United States Government Securities

The Fund will invest in U.S. Treasury obligations (including Treasury bills, Treasury notes, Treasury bonds and STRIPS) that are issued by the U.S. Government and backed by the full faith and credit of the United States and that differ only in their interest rates, maturities and times of issuance. STRIPS are U.S. Treasury Securities that trade at a yield to maturity higher than do comparable maturity U.S. Treasury obligations. STRIPS do not pay interest currently, but are purchased at a discount and are payable in full at maturity. However, the value of STRIPS may be subject to greater market fluctuations including yield, from changing interest rates prior to maturity than the value of other U.S. Treasury Securities of comparable maturities that bear interest currently. Because STRIPS do not pay current income, the Fund will not invest in them to a significant extent.

Canadian Government Securities

Canadian Government Securities include securities issued or guaranteed by the Government of Canada, any of its provinces or by their respective political subdivisions, agencies and instrumentalities.

Canadian Government Securities in which the Fund may invest include Government of Canada bonds and Government of Canada Treasury bills. The Bank of Canada, acting on behalf of the Canadian federal government, is responsible for the distribution of Treasury bills and federal bond issues. Government of Canada Treasury bills are debt obligations with maturities of less than one year. Government of Canada issues of bonds frequently consist of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 30 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agencies and provincial Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most provinces also issue treasury bills.

Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.


Mexican Government Securities

Mexican Government Securities in which the Fund may invest include those securities that are issued or guaranteed in full by the Mexican federal government or its instrumentalities.

Government of Mexico securities denominated and payable in the Mexican peso include: (i) Cetes, book-entry securities sold directly by the Mexican government on a discount basis and with maturities ranging from seven to 364 days; (ii) Bondes, long-term development bonds with a minimum term of 364 days issued directly by the Mexican government; and (iii) Ajustabonos, adjustable bonds (face amount adjusted quarterly based on quarterly inflation rate) with a minimum three-year term issued directly by the Mexican government.

The Fund may also invest up to 10% of its assets in dollar-denominated, collateralized "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to the Mexican government for new bonds under a debt restructuring plan introduced by the former U.S. Secretary of the Treasury. The Brady Bonds in which the Fund may invest may be fixed rate or floating rate bonds that are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds, and on which the first 18 months of interest coupon payments are collateralized by funds (cash or securities) held in escrow by an agent for the bondholders.

Risk Factors

Currency Risks. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Accordingly, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. In an attempt to protect against uncertainty in the level of future foreign exchange rates, the Fund is authorized to and may occasionally use forward foreign currency exchange contracts and futures contracts and may purchase and write (sell) options on foreign currencies. (See "Other Investment Policies -- Forward Foreign Currency Exchange Contracts.") The Fund may use such forward contracts and options when, for example, it enters into a contract for the purchase or sale of a security denominated in a foreign currency, and the Fund desires to "lock in" the U.S. dollar price of the security. Also, when the Advisor believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, the Fund may enter into forward contracts and options approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. (See "Other Investment Policies -- Futures Contracts and Options.")

Risks Of International Investing. Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements applicable to U.S. securities and, therefore, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

Securities of foreign issuers, including foreign governments, may be less liquid than comparable securities of U.S. issuers and, therefore, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their United States counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets, including markets for foreign government securities, than in the United States. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

Canada. The Canadian government debt securities market is significantly smaller than the U.S. debt securities market. Although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart. Recently, Canadian real economic growth has picked up after several years of marginal performance. A return to marginal growth could affect the Advisor's determination of the appropriate allocation of the Fund's investments within Canada and among the United States, Canada and Mexico.

Canadian dollars are fully exchangeable into U.S. dollars without foreign exchange controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. dollar/Canadian dollar exchange rate has been narrower than the range of fluctuation between the U.S. dollar and most other major currencies. Between 1991 and 1995, Canada experienced a weakening of its currency. In January 1995, the Canadian dollar fell to a nine-year low against the U.S. dollar, decreasing in value by approximately 25% from October 1991. During 1995 and 1996, the Canadian dollar increased in value by approximately 5.9% against the U.S dollar. Subsequently, however, the Canadian dollar depreciated, reaching record lows in 1998. The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be predicted.

Mexico. Because the Fund intends to invest in Mexican Government Securities, investors in the Fund should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.

The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican Government Securities.

The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent political and social problems and rates of inflation that have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy, in Mexican government policy or in the political landscape will not impair its investment flexibility, operations or ability to achieve its investment objective. Moreover, recent events in Latin America have shown that economic, financial and political events in one country of the region can negatively influence the economic, financial and political conditions of another country of the region.

Over the past decade, the Mexican economy has experienced improvement in a number of areas, including growth in domestic product and a substantial reduction in the rate of inflation and in the public sector's financial deficit. In 1994, Mexico experienced an economic crisis that led to the devaluation of the Mexican peso in December 1994, high exchange rate volatility, high inflation, high domestic interest rates, a potentially unstable banking sector, high unemployment, a loss of consumer purchasing power and a negative growth rate for the country. The current Mexican fiscal and monetary policy appears to have brought the crisis under control. Inflation, interest rates and unemployment are all down, exchange rate volatility has been lessened. After experiencing a decrease in gross domestic product in 1995, Mexico's economy registered gains in 1996 and 1997. For the first half of 1998, Mexico's gross domestic product is expected to grow by 5.4%.

Over the last decade and notwithstanding the Mexican crisis, much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives by the Mexican government over the past decade that have sought to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. Recently, all of the satellite, railroad and port sectors and most of the natural gas sector have been privatized. Current privatization plans are moving forward in the airport and secondary petrochemical plant sectors.

The successful implementation of the economic policy initiatives and the growth of the Mexican economy involve significant structural changes to the Mexican economy and will necessitate continued economic and fiscal discipline. In addition, as a condition to receiving assistance from the United States and the International Monetary Fund, Mexico has agreed to adhere to a program of strict economic reform. Moreover, for the continued right to have access to additional funds, it must continue with such austerity programs. An important aspect of Mexico's economic policy is the ability of the government to be successful in its continuing efforts to control its financial deficit, finance its current account deficit, further reduce inflation and stabilize the Mexican peso. There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1994 and 1995, Mexico's economy was undermined by a series of political events such as high-level assassinations and an armed uprising in the state of Chiapas that were outside the control of the government and which helped provoke and fuel the December 1994 Mexican crisis. No assurance can be given that similar political events will not occur or continue to exist that could adversely affect the Fund.

In 1982, Mexico imposed foreign exchange controls and maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. In November 1991, Mexico abolished the controlled rate and now maintains only the free exchange rate. Under economic policy initiatives implemented since December 1987, the Mexican government introduced a schedule of gradual devaluations of the Mexican peso against the U.S. dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Mexican peso to float against other currencies, resulting in a continued decline against the U.S. dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. In 1996, the average annual Peso-Dollar exchange rate decreased approximately 15% from that in 1995, which itself had decreased approximately 47% from that in 1994. In 1997, the peso continued to decline in value against the dollar. The Fund's net asset value and its computation and distribution of income to its shareholders will be adversely affected by continued reductions in the value of the Mexican peso relative to the U.S. dollar because all Fund assets must be converted to U.S. dollars prior to any distributions to shareholders. (See the Statement of Additional Information.)

Non-Diversified Status. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and as such is not limited by the Investment Company Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (See "Dividends, Distributions and Taxes.") In order to qualify under Subchapter M of the Code, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government securities) and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government securities). To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.

Securities issued or guaranteed by foreign governments, their political subdivisions, agencies and instrumentalities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, securities issued or guaranteed by a foreign government, its political subdivisions, agencies or instrumentalities may in certain circumstances not be treated as issued by a single issuer for purposes of these diversification tests. Thus, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund may be required to diversify its portfolio of Canadian Government Securities and Mexican Government Securities in a manner which would not be necessary if the Fund limited its investments to U.S. Government securities.

Other Investment Policies and Risk Considerations

The Fund may also engage in certain other investment practices described more fully below.

Repurchase Agreements. The Fund may agree to purchase U.S. Treasury Securities, Canadian Treasury Securities or Mexican Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements related to Canadian or Mexican Treasury Securities will be of a duration of no more than one day. Default by, or bankruptcy proceedings with respect to, the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

There are several additional risks related to repurchase agreements with respect to treasury securities issued by foreign governments. First, although the Fund will only enter into repurchase agreements collateralized by Canadian or Mexican Treasury securities that initially have a value at least equal to the repurchase price, under certain circumstances it might be possible that the value of the collateral being held with respect to any such repurchase agreement would be reduced to such an extent that the agreement would be undercollateralized. Second, in the event of default or bankruptcy of the selling institution, enforcement of the Fund's rights would be subject to additional difficulties and delays due to legal considerations applicable in such foreign country.

Currency and Interest Rate Hedging Transactions. To hedge against adverse price movements in the currencies in which securities held in the Fund's portfolio are denominated (as well as the denominated currencies of the securities it might wish to purchase) the Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies. (See "Risk Factors -- Currency Risks.") The Fund will not engage in any such transactions if the consummation of such transactions would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities and other assets denominated in that currency.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Currently, only a limited market exists for hedging transactions relating to the Mexican peso.

If deemed appropriate by the Advisor, the Fund will enter into forward contracts to "lock in" the price of a security in the denominated foreign currency. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency that is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the Fund may enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written. (See "Futures Contracts and Options" below.)

Futures Contracts and Options. The Fund may purchase and sell futures contracts on debt securities and indices of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates or as an efficient means to adjust its exposure to the currency market. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may also write covered put options on futures contracts and may enter into closing transactions with respect to such options on futures contracts. When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and liquid assets will be deposited in a segregated account with the Fund's custodian so that the segregated amount, plus the amount of initial margin deposits held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of the futures contract is unleveraged. The Fund will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on a recognized futures exchange. The Fund will not enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's open futures contracts and premiums paid for unexpired options on futures contracts, excluding "bona fide hedging" transactions, would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-the-money" the amount may be excluded in calculating the 5% limitation.

The use of futures contracts by the Fund entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the security or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the security or currency being hedged; and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the Advisor regarding movements in securities prices, interest rates or exchange rates are incorrect, the Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

Purchase of When-Issued Securities. From time to time, in the ordinary course of business, the Fund may purchase securities, at the current market value of the securities, on a forward commitment or "when-issued" basis. The Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. The value of securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities to a particular borrower, the Advisor (subject to review by the Fund's Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets. The Board of Directors will monitor the Fund's lending of portfolio securities.


4. Investment Restrictions

The Fund will not invest 25% or more of the value of its total assets in securities of issuers in any one industry (for these purposes, the United States Government, its agencies and instrumentalities are not considered to be an industry). This restriction is a matter of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares.

The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


5. The Fund's Net Asset Value

The following sections describe how to buy and redeem Shares.

The price you pay or receive is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. Read the section on how to buy Shares for details on how and when a sales charge may or may not be imposed.

The net asset value per share is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time). It is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the outstanding number of shares.

In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

You may buy or redeem Shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


6. How To Buy Shares

You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Shares by sending your check (along with a completed Application form) directly to the Fund.

Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following are exceptions to these minimums:

o If you are investing in an IRA account, your initial investment may be as low as $1,000.

o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

Your purchase order may not be accepted if the sale of Shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.


Purchase Price

The price you pay to buy Shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share. The amount of the sales charge included in your purchase price will be according to the following schedule.


                                                 Sales
                                  Sales        Charge as
                                Charge as      Percentage
                                Percentage       of Net
                               of Offering       Amount
     Amount of Purchase           Price         Invested
     ------------------        -------------   -----------
Less than        $  100,000       3.00%           3.09%
$100,000       - $  249,999       2.50%           2.56%
$250,000       - $  499,999       2.00%           2.04%
$500,000       - $  999,999       1.50%           1.52%
$1,000,000     - $1,999,999       0.75%           0.76%
$2,000,000     - $2,999,999       0.50%           0.50%
$3,000,000 and over .......       none            none

If you are purchasing shares of this or any other fund in the ISI family of funds or if you already have investments in this Fund or another ISI fund, you may combine the value of your purchase orders with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charge applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

You may buy Shares without paying a sales charge under the following circumstances:

1. If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months provided that the amount you are reinvesting is at least $5,000.

2. If you are exchanging an investment in another ISI fund for an investment in this Fund (see "Purchases by Exchange" for a full description of the conditions).

3. If you are a current or retired Director of the Fund, a director, employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator and any broker-dealer authorized to sell Shares.

4. If you are purchasing Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your broker or agent if you purchase Shares in this manner.

Purchases by Exchange

You may exchange shares of any other fund in the ISI family of funds with the same or higher sales charge structure for an equal dollar amount of Shares without payment of the sales charges described or any other sales charge. In addition, you may exchange shares of any fund in the ISI family of funds purchased through a special offer for an equal dollar amount of Shares if you have owned the shares you are redeeming for 24 months. If you have owned them for less than 24 months, you may exchange them for Shares if you pay the difference in sales charges.

You may enter both your purchase and redemption orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange at any time upon 60 days' prior written notice.

Until February 28, 1999, you may exchange shares of any other mutual fund on which you have paid a sales charge or shares of any closed end fund, for an equal dollar amount of Shares by submitting to the Distributor or your securities dealer, the proceeds of the redemption or sale of shares of such funds, together with evidence of payment of a sales charge (for mutual funds only) and the source of such proceeds. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.

You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


Purchases Through Automatic Investing Plan

You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.


Purchases Through Dividend Reinvestment

Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

7. How To Redeem Shares

You may redeem Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and information on how you will be paid. If your Shares are in an account with the Fund, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Shares:

1. A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2. If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3. Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4. Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

If you own Shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax implications normally associated with redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid by check, whether or not that is the option you have selected.

If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.

8. Telephone Transactions

If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares of other funds in the ISI family of funds by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


9. Dealer Compensation

Your securities dealer is paid a commission when you buy shares and is paid a servicing fee for as long as you hold your shares.

                                    Dealer Compensation as
       Amount of Purchase           a % of Offering Price
       ------------------           ----------------------
Less than    $100,000...........             2.75%
$100,000   - $249,999...........             2.25%
$250,000   - $499,999...........             1.75%
$500,000   - $999,999...........             1.25%
$1,000,000 - $1,999,999.........             0.75%
$2,000,000 - $2,999,999.........             0.50%
$3,000,000 and over.............             None

------------------------
* Your securities dealer may be paid up to 100% of the sales charge. Securities dealers that receive a reallowance of 100% of the sales charge may be considered underwriters for the purposes of federal securities laws.

In addition to the commissions shown above, your securities dealer may be paid an annual fee equal to [0.25%] of the value of your Shares for as long as you hold them. The annual fee will begin when you buy your shares.

10. Dividends and Taxes

The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (including net short-term capital gains) in the form of monthly dividends but such dividends are not guaranteed. The Fund may distribute to shareholders any net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

Tax Treatment of Dividends and Distributions

The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are urged to consult with your tax advisor regarding any specific questions. The Statement of Additional Information sets forth further information concerning taxes.

The Fund has been and intends to continue to be taxed as a regulated investment company under Subchapter M of the Code. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. You, unless otherwise exempt, will generally pay income taxes on the amounts distributed to you. Reinvested dividends will be taxed as if they had been distributed on the reinvestment date.

Capital gains distributions from the Fund are classified as either short-term or long-term depending upon how long the Fund held the securities it sold to generate the gains. You will be taxed on the distributions according to the category stipulated by the Fund regardless of how long you have held your Shares. You will be taxed on all other income distributions as ordinary income, whether such distributions are paid to you in cash or in additional Shares. Fund distributions generally will not be eligible for the corporate dividends received deduction.

Dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been paid by the Fund and recieved by you in the year in which the dividends were declared.

The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Shares is a taxable event to you.

11. Management of the Fund

The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, administrator, custodian and transfer agent. A majority of the directors of the Fund have no affiliation with the Distributor, the Advisor, or the Fund's administrator.


The Fund's Directors and officers are as follows:

Edward S. Hyman                            Chairman
Richard T. Hale                            Vice Chairman
James J. Cunnane                           Director
John F. Kroeger                            Director
Louis E. Levy                              Director
Eugene J. McDonald                         Director
Rebecca W. Rimel                           Director
R. Alan Medaugh                            President
Nancy Lazar                                Vice President
Carrie L. Butler                           Vice President
Margaret M. Beeler                         Assistant Vice President
Keith C. Reilly                            Assistant Vice President
Joseph A. Finelli                          Treasurer
Amy M. Olmert                              Secretary
Scott J. Liotta                            Assistant Secrtary

12. Investment Advisor

International Strategy & Investment Inc. ("ISI" or the "Advisor"), a registered investment advisor, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement dated as of December 15, 1992 (the "Investment Advisory Agreement"). ISI employs Messrs. Edward S. Hyman and R. Alan Medaugh. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. As of May 31, 1998, the Advisor had approximately $500 million in fixed-income securities under management for clients both within and outside of the United States. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc., U.S. open-end management investment companies with approximately $425 million of aggregate net assets as of May 31, 1998.

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. In general, purchases and sales of securities by the Fund will usually be principal transactions, and therefore the Fund will not incur substantial brokerage commission expense. However, the Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical or other information or services that may benefit the Fund's investment program.

The Advisor and the Fund's administrator have agreed, on a voluntary basis, to waive a proportionate amount of their fees to the extent required so that the Fund's total operating expenses do not exceed 1.25% of the Fund's average daily net assets. (See "Fee Table.") As compensation for its services for the fiscal year ended March 31, 1998, the Advisor received from the Fund a fee (net of fee waivers) equal to 0.38% of the Fund's average daily net assets.

Portfolio Managers

Edward S. Hyman, Chairman of the Fund and ISI, and R. Alan Medaugh, President of the Fund and ISI, have shared direct portfolio management responsibility for the Fund since its inception.

Mr. Hyman is responsible for developing the economic analysis upon which the Fund's selection of investments is based. Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior thereto, an economic consultant at Data Resources. He writes a variety of international and domestic economic reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last eighteen years.

Mr. Medaugh is responsible for day-to-day portfolio management. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior thereto, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led their Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

13. Administrator

Investment Company Capital Corp. ("ICC" or the "Administrator"), an indirect subsidiary of Bankers Trust Corporation, provides administration services to the Fund.

ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and its other service providers. As compensation for its services, for the fiscal year ended March 31, 1998, ICC received a fee (net of fee waivers) equal to 0.19% of the Fund's average daily net assets. ICC and the Advisor have agreed, on a voluntary basis, to waive a proportionate amount of their fees, to the extent required so that the Fund's total operating expenses do not exceed 1.25% of the Fund's average daily net assets. (See "Fee Table.") .

ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")


14. Distributor

International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") acts as distributor of the Shares pursuant to a Distribution Agreement and related Plan of Distribution (the "Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. ISI Group is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor. ISI Group employs Mr. Edward S. Hyman and Ms. Nancy Lazar. Due to their stock ownership, Mr. Hyman and Ms. Lazar may be deemed to be controlling persons of ISI Group Inc. As compensation for its services, for the fiscal year ended March 31, 1998, ISI Group received a fee equal to 0.40% of the Fund's average daily net assets. The Distributor may allocate on a proportional basis up to all of its fee to selected securities dealers as compensation for their ongoing shareholder services, including processing purchase and redemption requests and responding to your inquiries.

In addition, the Fund may enter into agreements with certain financial institutions, such as banks, to provide shareholder services, pursuant to which the Distributor may allocate all or a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. The Distributor or its associated persons may make payments from its own resources to securities dealers and servicing agents. Payments by the Distributor may include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise and travel).


15. Custodian, Transfer Agent and Accounting Services

Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended March 31, 1998, ICC received a fee equal to 0.10% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)


16. Performance Information

From time to time, the Fund may quote total return and yield data in advertisements or in reports to shareholders. Both total return and yield data will be computed according to the standardized calculations required by the SEC to provide consistency and comparability in investment company advertising.

The yield of the Fund will be determined by dividing the net investment income earned by the Fund during a 30-day period by the maximum offering price per Share on the last day of the period and annualizing the result on a semi-annual basis.

Advertisements or reports citing performance data will show the average annual total return, net of the Fund's sales charge, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of all sales loads and other fees, according to the required standardized calculation. The Fund's total return for a given period is based upon changes in the Fund's net asset value and the Fund's yield for the period. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index (or any of its sub-indices), the return on 90-day U.S. Treasury bills, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

Yield quotations and performance comparisons may be useful as a basis for comparing the Fund with other investment alternatives. However, the Fund's current yield and any statement of performance will fluctuate from time to time and are not necessarily representative of the Fund's future performance. Yield and performance data should also be considered in light of the risks associated with the Fund's investment objective and policies.

The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year-to-year, as well as within a year, depending on market conditions. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. For the fiscal years ended March 31, 1998 and March 31, 1997, the Fund's portfolio turnover rate was 125% and 46%, respectively. The Fund paid no brokerage commissions during such periods.


17. General Information

Capital Shares

The Fund was incorporated under the laws of the State of Maryland on October 20, 1992, and is authorized to issue 25 million shares of capital stock with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. The fiscal year end of the Fund is March 31. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets after all debts and expenses have been paid. The Board of Directors of the Fund is authorized to establish additional series and classes of shares of capital stock. Each series would evidence interests in a separate portfolio of securities, and each class would evidence separate classes of each series of the Fund. The Board has no present intention of establishing any additional series or classes of the Fund.


Annual Meetings

The Fund does not expect to hold annual meetings of shareholders unless required by Maryland law. Shareholders of the Fund reserve the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports

You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

Shareholder Inquiries


If you have questions concerning your Shares, contact the Transfer Agent at
(800) 882-8585, the Fund at (800) 955-7175 or your securities dealer or servicing agent.

                 ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "ISI North American Government Bond Fund Shares" and mail with this application to:

        ISI Mutual Funds
        P.O. Box 419426
        Kansas City, MO 64141-6426

For assistance in completing this form, please call the Transfer Agent at
(800) 882-8585.

For an IRA information kit, please call ISI at (800) 955-7175.

--------------------------------------------------------------------------------
Your Account Registration (Please Print)

-------------------------------------
Existing Account No., if any

Individual or Joint Tenant

-------------------------------------
First Name     Initial    Last Name


-------------------------------------
Social Security Number


-------------------------------------
Joint Tenant     Initial    Last Name


-------------------------------------
Social Security Number






Corporations, Trusts, Partnerships, etc.

-------------------------------------
Name of Corporation, Trust or Partnership


-------------------------------------
Tax ID Number


-------------------------------------
Name of Trustees (If to be included in the Registration)

Gifts to Minors

-------------------------------------
Custodian's Name (only one allowed by law)


-------------------------------------
Minor's Name (only one)


-------------------------------------

Social Security Number of Minor


-------------------------------------
Minor's Date of Birth (Mo./Day/Yr.)



under the __________________ Uniform Gifts to Minors Act
          State of Residence



Mailing Address

-------------------------------------
Street


-------------------------------------
City                   State   Zip

(    )
-------------------------------------
Daytime Phone

--------------------------------------------------------------------------------
Statement of Intention (Optional)

[ ] I agree to the Letter of Intent and Escrow Arrangement set forth in the accompanying prospectus. I intend to invest over a 13-month period in shares of ISI North American Government Bond Fund Shares in an aggregate amount at least equal to:

__$100,000   __$250,000   __$500,000   __$1,000,000   __$2,000,000  __$3,000,000
--------------------------------------------------------------------------------
Right of Accumulation (Optional)

[ ] I already own shares of the ISI Fund(s) set forth below to be applied for a reduced sales charge. List the Account numbers of other ISI Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.

      Fund Name        Account No.        Owner's Name        Relationship
      ---------        -----------        ------------        ------------

---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested.

      Income Dividends                       Capital Gains

      [ ] Reinvested in additional shares    [ ] Reinvested in additional shares
      [ ] Paid in Cash                       [ ] Paid in Cash
Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

--------------------------------------------------------------------------------

Automatic Investing Plan (Optional)
[ ] I authorize you as Agent for Automatic Investing to automatically invest $___________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)


Minimum Initial Investment: $250
Subsequent Investments (check one):___    [ ]  Monthly ($100 minimum)
[ ]  Quarterly ($250 minimum)

                                                   -----------------------------
                                                   Please attach a voided check.
                                                   -----------------------------


-------------------------------------

Bank Name

-------------------------------------
Depositor's Signature      Date


-------------------------------------
Existing ISI North American Government Bond Fund Account
No., if any

-------------------------------------
Depositor's Signature      Date
(if joint acct., both must sign)
-------------------------------------------------------------------------------

Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of ______________, 19__, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____________, from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000)


Frequency (check one):    [ ] Monthly    [ ] Quarterly (January, April, July
and October)

--------------------------------------------------------------------------------
Telephone Transactions


I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below.

No, I/We do not want:    [ ] Telephone redemption privileges    [ ] Telephone
exchange privileges



Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:
Bank:    ________________________________   Bank Account No.: __________________
Address: ________________________________   Bank Account Name:__________________

--------------------------------------------------------------------------------
Signature and Taxpayer Certification

--------------------------------------------------------------------------------
  The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.


  By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
  [ ] U.S. Citizen/Taxpayer:

  [ ] I certify that (1) the number shown above on this form is the correct
      Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
  [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-882-8585).

  [ ] Non-U.S. Citizen/Taxpayer:
      Indicated country of residence for tax purposes:__________________________ Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
--------------------------------------------------------------------------------

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

--------------------------------------------------------------------------------
  The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------




-----------------------------------   -------------------------------------
Signature                      Date   Signature (if joint acct., both must sign)

                 ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
             (A Class of North American Government Bond Fund, Inc.)





                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                                717 Fifth Avenue
                            New York, New York 10022
                                 1-800-955-7175





           Administrator                             Distributor
  INVESTMENT COMPANY CAPITAL CORP.             INTERNATIONAL STRATEGY &
          One South Street                      INVESTMENT GROUP INC.
     Baltimore, Maryland 21202                     717 Fifth Avenue
                                               New York, New York 10022



          Transfer Agent                         Independent Auditors
 INVESTMENT COMPANY CAPITAL CORP.             PRICEWATERHOUSECOOPERS LLP
         One South Street                       250 West Pratt Street
    Baltimore, Maryland 21202                 Baltimore, Maryland 21201
          1-800-882-8585




            Custodian                               Fund Counsel
      BANKERS TRUST COMPANY                  MORGAN, LEWIS & BOCKIUS LLP
      130 Liberty Street                       2000 One Logan Square
    New York, New York 10006               Philadelphia, Pennsylvania 19103

                                      ISI
                                 NORTH AMERICAN
                                GOVERNMENT BOND
                                  FUND SHARES
                           (A Class of North American

                          Government Bond Fund, Inc.)


                 TABLE OF CONTENTS


                                          Page
                                          ----
 1. Fee Table ..........................    2
 2. Financial Highlights ...............    2
 3. Investment Objective, Policies
     and Risk Factors ..................    3
 4. Investment Restrictions ............   10
 5. The Fund's Net Asset Value .........   10
 6. How to Buy Shares ..................   10
 7. How to Redeem Shares ...............   12
 8. Telephone Transactions .............   13
 9. Dealers Compensation ...............   13
10. Dividends and Taxes ................   13
11. Management of the Fund .............   14
12. Investment Advisor .................   14
13. Administrator ......................   15
14. Distributor ........................   15
15. Custodian, Transfer Agent and
     Accounting Services ...............   15
16. Performance Information ............   15
17. General Information ................   16




[GRAPHIC OMITTED]

ISI
    INTERNATIONAL STRATEGY & INVESTMENT

                                      ISI
                                 NORTH AMERICAN
                                GOVERNMENT BOND
                                  FUND SHARES
                          (A Class of North American
                          Government Bond Fund, Inc.)



       An open-end mutual fund designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.



                                 August 1, 1998

PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                          ----------------------------


                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.


                                717 Fifth Avenue
                            New York, New York 10022

                          ----------------------------



        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS, WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 717 FIFTH AVENUE, NEW YORK, NEW YORK 10022, (800) 955-7175.






            Statement of Additional Information Dated: August 1, 1998
                  Relating to Prospectus Dated: August 1, 1998
                                       of
                 ISI North American Government Bond Fund Shares

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
 1. General Information and History..........................................  1

 2. Investment Objective, Policies and
      Risk Considerations....................................................  1

 3. Additional Information About
    Canada and Mexico........................................................  7

 4. Valuation of Shares and Redemption....................................... 22

 5. Federal Tax Treatment of Dividends and
      Distributions.......................................................... 22

 6. Management of the Fund................................................... 25

 7. Investment Advisory and Other Services................................... 29

 8. Administration........................................................... 31

 9. Distribution of Fund Shares.............................................. 31

10. Portfolio Transactions..................................................  34

11. Capital Stock............................................................ 35

12. Semi-Annual Reports...................................................... 35

13. Custodian, Transfer Agent and
      Accounting Services.................................................... 36

14. Independent Accountants.................................................  36

15. Legal Matters...........................................................  36

16. Control Persons and Principal Holders of
      Securities............................................................. 36

17. Performance and Yield Computations....................................... 37

18. Financial Statements .................................................... 38

19. APPENDIX - Moody's Investors Service and Standard & Poor's Ratings
    Definitions..............................................................A-1

1. GENERAL INFORMATION AND HISTORY

     North American Government Bond Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently has one class of shares: ISI North American Government Bond Fund Shares. The prospectus for such class of the Fund's shares contains important information concerning the Fund, and may be obtained without charge from the Fund's distributor (the "Distributor"), or from Participating Dealers that offer shares of the Fund (the "Shares") to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information concerning the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

     The Fund was incorporated under the laws of the State of Maryland on October 20, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933 and commenced operations on January 15, 1993.


     The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked it service providers whether they expect to have their computer systems adjusted for the year 2000 transition and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business, experience difficulties as a result of year 2000 issues.



2. INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

Investment Objective, Policies and Risk Considerations of the Fund

     The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This Statement of Additional Information also describes other investment practices in which the Fund may engage. These practices include entering into repurchase agreements and purchasing securities for future delivery. The Fund may also engage in certain other investment practices as a means of protecting against fluctuations in foreign currencies, which practices are described more fully below.

     Except as described below under "Investment Restrictions of the Fund," the investment policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding

Shares (as defined under "Capital Stock" below). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.


Below Investment Grade Bonds

     The Fund may purchase bonds including debentures, that are rated BB by Standard & Poor's Ratings Group ("S&P") or Ba by Moody's Investors Services, Inc. ("Moody's"), or that are unrated by S&P or Moody's if such bonds, in the judgment of the Fund's investment advisor (the "Advisor"), meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade are of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

     Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisor does not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplements such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality, but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisor of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

     Investing in higher yield, high risk, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced, and there may be significant disparities in the prices quoted for high yield bonds by various dealers. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically.

     In adverse economic conditions, the liquidity of the secondary market for high yield bonds may be significantly reduced. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

     Finally, prices for high yield bonds may be affected by legislative and regulatory developments. In addition, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buy outs. Such legislation may significantly depress the prices of outstanding high yield bonds.

Repurchase Agreements

     The Fund may agree to purchase U.S. Treasury securities, Canadian Treasury securities or Mexican Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements related to Canadian Treasury securities and Mexican Treasury securities will be of a duration of no more than one day. Repurchase agreements related to U.S. Treasury Securities will be of a duration of no more than seven days from the date of purchase. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligation. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral. There are several additional risks related to repurchase agreements with respect to treasury securities issued by foreign governments. First, although the Fund will only enter into repurchase agreements collateralized by Canadian or Mexican Treasury Securities that initially have a value at least equal to the repurchase price, under certain circumstances, it might be possible that the value of the collateral being held with respect to any such repurchase agreement would be reduced to such an extent that the agreement would be undercollateralized. Second, in the event of default or bankruptcy of the selling institution, enforcement of the Fund's rights would be subject to additional difficulties and delays due to legal considerations of the applicable foreign country.

Currency and Interest Rate Hedging Transactions

     To hedge against adverse price movements in the currencies in which securities held in the Fund's portfolio are denominated (as well as the denominated currencies of the securities it might wish to purchase), the Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies. The Fund will not engage in any such transactions in excess of the value of the securities denominated or payable in the foreign currency which are then held in the Fund's portfolio.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

     Currently, only a limited market exists for hedging transactions relating to the Mexican peso. This may limit the Fund's ability to hedge effectively its investments in Mexico. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in either the Canadian dollar or Mexican peso ("foreign currency"), it may, for example, desire to "lock in" the price of the security in U.S. dollars, Canadian dollars or Mexican pesos. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     In addition, the Fund may enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written. (See "Futures Contracts and Options" below.)

     If the currency in which the Fund's portfolio securities (or portfolio securities that the Fund anticipates purchasing) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Advisor. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualifications as a regulated investment company. (See "Federal Income Tax Treatment of Dividends and Distributions.")

     Futures Contracts and Options. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the currency underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying currency at a specified time in return for an agreed upon price.

     The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

     While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

     Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies.

Purchase of When-Issued Securities


     From time to time, in the ordinary course of business, the Fund may purchase securities, at the current market value of the securities, on a forward commitment or "when issued" basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment will take place after the date of the commitment. The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury securities, or other high quality liquid debt securities equal at all times to its when-issued commitments. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund purchases securities on a forward commitment or "when issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.


Lending of Portfolio Securities

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities to a particular borrower, the Advisor (subject to review by the Fund's Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets. The Board of Directors will monitor the Fund's lending of portfolio securities.

Investment Restrictions

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

           1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment.

           2. With respect to 50% of its net assets, invest more than 5% of its total assets in the securities of any single issuer (the U.S. Government and its agencies and instrumentalities are not considered an issuer for this purpose);

           3. With respect to 50% of its net assets, invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer (the U.S. Government and its agencies and instrumentalities are not considered an issuer for this purpose);

           4. Invest in real estate or mortgages on real estate;

           5. Purchase or sell commodities or commodities contracts or futures contracts, except that the Fund may enter into forward foreign currency exchange contracts, futures contracts and options in accordance with its investment objective and policies;

           6. Act as an underwriter of securities within the meaning of the federal securities laws;

           7. Issue senior securities, except that the Fund may enter into forward foreign currency contracts and futures contracts in accordance with its investment objective and policies;

           8. Make loans, except that the Fund may purchase or hold debt instruments and may lend its portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies;

          9. Effect short sales of securities;

          10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

          11. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

          12. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

          13. Invest in shares of any other investment company registered under the Investment Company Act;

          14. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

          15. Invest in companies for the purpose of exercising management or control;

          16. Invest in puts or calls, or any combination thereof, except that the Fund may enter into options, forward foreign currency contracts and futures contracts, in accordance with its investment objective and policies; or

          17. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.


     The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors. The Fund will not:

          1. Invest more than 10% of the value of its net assets in illiquid securities


3. ADDITIONAL INFORMATION ABOUT CANADA AND MEXICO

     The information in this section is based on material obtained by the Fund from various Canadian and Mexican governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Advisor. It is not intended to be a complete description of Canada or Mexico, the Canadian and Mexican economies, or the consequences of investing in Mexican and Canadian fixed-income securities.

Additional Information About Canada

Territory and Population


     Canada is the second largest country in the world in terms of land mass with an area of 9.22 million square kilometers (3.85 million square miles). It is located north of the continental United States of America and east of Alaska. Canada is comprised of ten provinces and two territories. Its population is approximately 30 million.


Government


     Canada is a constitutional monarchy with Queen Elizabeth II of the United Kingdom its nominal head of state. The Queen is represented by the Canadian governor-general, appointed on the recommendation of the Canadian prime minister. Canada's government has a federal structure, with a federal government and ten provincial governments. The legislative branch consists of a House of Commons (Parliament) and the Senate. Members of the House of Commons are elected by Canadian citizens over 18 years of age. Senators are appointed on a regional basis by the Prime Minister. The federal government is headed by the Prime Minister who is chosen from the party that has won the majority of seats in the House of Commons. The provincial governments each have a Legislative Assembly and a Premier. The Prime Minister has the privilege of appointing all judges except those of the provincial courts.

     Provinces have extensive power with specific areas of jurisdiction. The federal government has defined areas of jurisdiction and the power to act in areas declared by the House of Commons to be for the general advantage of Canada. This general power has been used to justify federal action in certain areas of provincial jurisdiction. Concurrent federal and provincial jurisdiction exists in certain matters, including agriculture, immigration and pensions. The power-sharing issue between the federal government and provincial governments has been contentious and has proven to be a central issue in the process of constitutional reform.

Politics


     Since World War II, the federal government has been formed by either the Liberal Party or the Progressive Conservative Party. In October 1993, the Liberal Party under the leadership of Mr. Jean Chretien, won 178 of the 295 seats in the Canadian House of Commons ending nine years of rule by the Progressive Conservative Party. The Liberal Party was re-elected for a second term in the June 2, 1997 general election, but lost 20 seats in the House of Commons. It has been reported that Mr. Chretien may step down in two years.


     Canada has had three major developments regarding unity and constitutional reform in recent years. The first two major developments were the rejection of the Meech Lake Agreement in 1990 and the Charlottetown Accord in 1992. Those reforms would have given Quebec constitutional recognition as a distinct society, transferred powers from the federal to the provincial governments and reformed the Senate by providing for more equal representation among the provinces.


     The third major development was the possibility of Quebec's independence. On September 12, 1994, the Quebec separatist party, Parti Quebecois under the leadership of Jacques Parizeau, won 77 seats in the provincial election with 44.7% of the vote. The Liberal Party won 47 seats with 44.3% of the vote. The Parti Quebecois' agenda included a call for a referendum supporting independence. On October 30, 1995, the referendum was defeated in a close ballot, in which 50.6% voted against secession and 49.4% voted for secession. If the referendum had been approved, Quebec would have become a separate country, but would have retained formal political and economic links with Canada similar to those that join members of the European Union. It is expected that the closeness of the vote will result in federally-sponsored legislation or the proposal of constitutional amendments with regard to the relationship between the federal government and the provinces. In addition, the Parti Quebecois has indicated that if it wins a second term in the provincial elections that must be held by the end of 1999, it will call another referendum. In the meantime, the federal government has initiated a legal action in Canada's Supreme Court to determine the legality of Quebec's secession. Court hearings in that case were held in mid-February 1998 and a decision is anticipated during the summer of 1998. Also, Canada's provincial leaders (other than Quebec's) met in September 1997 to formulate a seven-point framework for discussion on national unity. It is expected that Quebec's position within Canada will continue to be a matter of political debate.


Monetary and Banking System

     The central bank of Canada is the Bank of Canada. Its main functions are conducting monetary policy, supervising commercial banks, acting as a fiscal agent to the federal government and managing the foreign exchange fund. The currency unit of Canada is the Canadian dollar. Canada does not impose foreign exchange controls on capital receipts or payments by residents or non-residents.

North American Free Trade Agreement

     Canada and the United States are each other's largest trading partners and, as a result, there is a significant linkage between the two economies. Bilateral trade between Canada and the United States in 1995 was larger than between any other two countries in the world. On January 2, 1988, Canada and the United States signed the Free Trade Agreement (the "FTA"), which was ratified by the Canadian Parliament and the United States Senate. In the summer of 1991, the United States, Canada and Mexico began negotiating the North American Free Trade Agreement ("NAFTA"). NAFTA was signed on December 17, 1992 at separate ceremonies in Washington D.C., Mexico City and Ottawa. On December 30, 1993, after the Legislatures in the United States and Mexico had ratified NAFTA, the Canadian Government announced that it had proclaimed NAFTA into law and had exchanged the written notifications with the United States and Mexico needed to bring NAFTA into force. As a result, NAFTA effectively replaced the FTA. In November 1996, Canada and Chile entered into a trade agreement that became effective on June 2, 1997. Initial talks with other South American countries are under way for similar bilateral trade agreements that are expected eventually to fall under the umbrella of a new form of NAFTA. When fully-implemented, NAFTA is designed to create a North American Free Trade Area, expand the flow of goods, services and investment and eventually eliminate tariff barriers, import quotas and technical barriers among Canada, the United States, Mexico and future parties to NAFTA.

Economic Information Regarding Canada

     Canada experienced rapid economic expansion during most of the 1980's. In the early 1990's, however, the economy experienced a deep recession. This resulted from, among other things, high government debt and high interest rates. The recession partly created and partly highlighted some difficulties which the present government has taken steps to resolve. The relatively low level of economic activity during this period reduced the growth of tax receipts with the result that the already high levels of government debt increased.

Recent Developments


     The deterioration in the government's fiscal position, which started during the recession, in the early 1990's, was initially exacerbated by a reluctance to decrease expenditures or increase taxes. However, in its 1995 budget, the Liberal Party introduced new spending cuts, the largest in over thirty years, to reduce Canada's budget deficit. Spending cuts, in combination with an economic recovery, have boosted government revenue. This has resulted in significant deficit reduction. For the fiscal years 1994- 95, 1995-96 and 1996-97, the budget deficit was approximately 5%, 4.2% and 1.1%, respectively of gross domestic product ("GDP"). On February 24, 1998 the government announced that the 1998 budget would be balanced and that the 1999 and 2000 budgets would be balanced as well. It has been almost 50 years since Canada has had three consecutive balanced budgets. While the government's budget deficit objectives can be achieved, it will require continued economic growth, lower interest rates and additional reductions in government spending.

     In addition to the growth of the federal government deficit during the recession of the early 1990's, provincial government debt also rose rapidly. Developments, including increased spending on social services at the provincial level, were responsible for a significant amount of the growth of public debt from 1990-1992. In response to the increase in provincial debt, a number of rating agencies downgraded some provincial debt ratings during this period. All provinces initiated plans to balance their respective budgets and, with the exception of Ontario and Quebec, the provinces have achieved, or are close to achieving, their goals. On January 22, 1998, the government announced that the federal transfer payments to the provinces, which had been reduced, will increase by $236 million in March 1998.

     Canada's real GDP growth rate slipped from 4.1% in 1994 to 2.3% in 1995 and 1.5% in 1996. In the first, second and third quarters of 1997, real GDP grew 0.9%, 5.4% and 4.1% at an annual rate, respectively, and is estimated to have grown 3.5% overall in 1997. Canada is forecast to experience real GDP growth of 3.3% in 1998. The recent growth of the economy has been broadly based, unlike earlier periods of recovery, when it was attributable almost entirely to a growth in exports. The trade sector continues to be an important factor, however, in the growth of the Canadian economy. In 1995, the trade surplus was more than three times higher than the average surplus between 1990 and 1994. In 1996, the trade surplus was almost 25% higher than it was in 1995. Exports grew by 16% in 1995 and by 6% in 1996. According to preliminary data, however, in the first five months of 1997 the trade surplus was reduced as the rate of import growth doubled the rate of export growth.

     During 1994, despite growing output and low inflation, concern over the country's deficit and the uncertainty associated with Quebec's status within Canada lead to a weakening of its currency and higher interest rates. During the first two quarters of 1995, however, in an attempt to increase domestic growth, the Bank of Canada decreased interest rates. On January 20, 1995, the Canadian dollar fell to .702, its lowest rate in almost nine years and close to its record low of .692. The Bank of Canada responded by increasing rates on Treasury bills and selling U.S. dollars. The Canadian dollar increased in value from .702 against the U.S. dollar on January 20, 1995 to .734 on February 21, 1997. The renewed strength of the Canadian dollar during this period facilitated the easing of monetary policy. Subsequently, however, the Canadian dollar depreciated, reaching a record low of .683 against the U.S. dollar on January 29, 1998. In June 1997, with a real growth of 4% annualized during the first two quarters of 1997 and signs of weakness in the Canadian dollar, the Bank of Canada decided to raise its Bank Rate for the first time since 1995, by 25 basis points to 3.5%. The Bank Rate was raised several more times, most recently on January 30, 1998, to 5%.


     The following provides certain statistical and related information regarding historical rates of exchange between the U.S. dollar and the Canadian dollar, information concerning inflation rates, historical information regarding the Canadian gross domestic product and information concerning yields on certain Canadian Government Securities. Historical figures are not necessarily indicative of future fluctuations.

Currency Exchange Rates

     The exchange rate between the U.S. dollar and the Canadian dollar is at any moment related to the supply of and demand for the two currencies and changes in the rate result over time from the interaction of many factors directly or indirectly affecting economic conditions in the United States and Canada, including economic and political developments in other countries and government policy and intervention in the money markets.

     The range of fluctuation in the U.S. dollar/Canadian dollar exchange rate has been narrower than the range of fluctuation between the U.S. dollar and most other major currencies. However, the range that occurred in the past is not necessarily indicative of fluctuations in that rate that may occur over time which may be wider or more confined than the range that occurred over an historic period of comparable length. Future rates of exchange cannot be accurately predicted, particularly over extended periods of time.

     The following table sets forth, for each year indicated, the annual average of the daily noon buying rates in New York for cable transfers in U.S. dollars for one Canadian dollar as certified by the Federal Reserve Bank of New York:

                                                                   U.S. Dollars
                                                                   ------------
 1981..........................................................         0.83
 1982..........................................................         0.81
 1983..........................................................         0.81
 1984..........................................................         0.77
 1985..........................................................         0.73
 1986..........................................................         0.72
 1987..........................................................         0.75
 1988..........................................................         0.81
 1989..........................................................         0.84
 1990..........................................................         0.86
 1991..........................................................         0.87
 1992..........................................................         0.83
 1993..........................................................         0.78
 1994..........................................................         0.73
 1995..........................................................         0.73
 1996..........................................................         0.73
 1997..........................................................         0.72


---------
Source: Board of Governors of the Federal Reserve System, Federal Reserve Bulletin.


Inflation Rate of the Canadian Consumer Price Index

     Inflation, as measured by the national consumer price index, has remained below 2.5% since 1991.


     The following table sets forth for each year indicated the average change in the Canadian consumer price index for the twelve months ended December 31 for the years 1981 through 1996 (1986=100) and for the twelve months January - December 1997.


                                                              National Consumer
Year                                                              Price Index
----                                                          -----------------
                                                                  (percent)

1981........................................................         12.4
1982........................................................         10.9
1983........................................................          5.7
1984........................................................          4.4
1985........................................................          3.9
1986........................................................          4.2
1987........................................................          4.4
1988........................................................          4.0
1989........................................................          5.0
1990........................................................          4.8
1991........................................................          5.6
1992........................................................          1.5
1993........................................................          1.8
1994........................................................          0.2
1995........................................................          2.3
1996........................................................          1.6

1997
----
January.....................................................          2.2
February....................................................          2.2
March.......................................................          2.0
April ......................................................          1.7
May.........................................................          1.5
June........................................................          1.8
July........................................................          1.8
August......................................................          1.8
September ..................................................          1.6
October.....................................................          1.5
November....................................................          0.9
December....................................................          0.7

Source: Bank of Canada Review, Winter 1996-1997; Bank of Canada Weekly Financial
        Statistics, February 20, 1998.


Canadian Gross Domestic Product


     The following table sets forth Canada's gross domestic product for the years 1981 through the second quarter of 1997 at historical and constant prices.


                                                               Change from
                                                              Prior Year at
Year                                                         Constant Prices
----                                                         ---------------
                                                                (percent)

1981.......................................................        3.7
1982.......................................................       (3.2)
1983.......................................................        3.2
1984.......................................................        6.3
1985.......................................................        4.8
1986.......................................................        3.3
1987.......................................................        4.2
1988.......................................................        5.0
1989.......................................................        2.4
1990.......................................................       (0.2)
1991.......................................................       (1.8)
1992.......................................................        0.8
1993.......................................................        2.2
1994.......................................................        4.1
1995.......................................................        2.3
1996.......................................................        1.5
1997
----
  first quarter............................................        3.7
  second quarter...........................................        4.9
-------------
Source:  Bank of Canada Review, Autumn 1997

Yields on Canadian Government Treasury Bills


     The following table sets forth the average monthly yield on 3-month and 6-month government of Canada Treasury bills and 5-year and 10-year Canada Benchmark Bonds from January 1995 through September 1997.

                    Treasury Bills             Benchmark Bonds
                 ---------------------      ---------------------
    1995         3 Months     6 Months      5 Years      10 Years
    ----         --------     --------      -------      --------
January            8.10         8.47          9.18         9.34
February           8.11         8.15          8.46         8.76
March              8.29         8.35          8.23         8.57
April              7.87         7.87          7.93         8.31
May                7.40         7.36          7.41         7.88
June               6.73         6.65          7.33         7.81
July               6.65         6.87          7.79         8.27
August             6.34         6.62          7.58         8.00
September          6.58         6.80          7.54         7.89
October            7.16         7.21          7.54         7.86
November           5.83         5.87          6.74         7.19
December           5.54         5.64          6.64         7.11

                    Treasury Bills             Benchmark Bonds
                 ---------------------      ---------------------
    1996         3 Months     6 Months      5 Years      10 Years
    ----         --------     --------      -------      --------
January            5.12         5.20          6.33         7.01
February           5.21         5.38          6.87         7.53
March              5.02         5.25          7.02         7.64
April              4.78         4.97          7.09         7.76
May                4.68         4.88          7.01         7.72
June               4.70         4.94          7.05         7.77
July               4.39         4.75          6.96         7.62
August             4.02         4.32          6.60         7.34
September          3.86         4.13          6.28         7.16
October            3.17         3.33          5.59         6.47
November           2.73         2.89          5.10         6.05
December           2.85         3.24          5.44         6.37

                    Treasury Bills             Benchmark Bonds
                 ---------------------      ---------------------
    1997         3 Months     6 Months      5 Years      10 Years
    ----         --------     --------      -------      --------
January            2.87         3.21          5.67         6.65
February           2.91         3.17          5.44         6.38
March              3.14         3.45          5.75         6.59
April              3.14         3.55          5.92         6.68
May                2.99         3.39          5.86         6.65
June               2.86         3.19          5.32         6.14
July               3.29         3.62          5.18         5.80
August             3.11         3.68          5.36         6.06
September          2.86         3.49          5.17         5.70

--------------
Source:  Bank of Canada Review, Autumn 1997



Additional Information About Mexico

Area and Population

     The United Mexican States ("Mexico"), a nation formed by 31 states and a Federal District (Mexico City), is the third largest nation in Latin America, occupying a territory of 759,529 square miles. To the north, the country shares a border with the United States of America and to the south, it has borders with Guatemala and Belize. Its coastline extends over 6,304 miles along both the Gulf of Mexico and the Pacific Ocean. Mexico is the second most populous nation in Latin America, with an estimated population of 95.7 million. Mexico's three largest cities are Mexico City, Guadalajara and Monterrey.

Government


     The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution established Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches into federal, state and municipal authorities. Executive and legislative authorities are elected by popular vote of Mexican citizens over 18 years of age.

     Federal executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 Ministries and administrative departments whose highest ranking officials are appointed by the President and may be subject to ratification by the Senate.

     Federal legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term and neither Senators nor Deputies may serve consecutive terms in the same chamber. The Senate has 128 members, four for each state and four for the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts, and 200 are selected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber. Federal judicial authority is vested in the Supreme Court of Justice, Circuit and District courts and the Federal Judicial Board. The Supreme Court has 11 members, each of whom holds office for a maximum period of fifteen years except for the current members of the Court, whose appointments range from eight to 20 years. The members of the Supreme Court are selected by the Senate from a pool of candidates nominated by the President.


Politics


     The Partido Revolucionario Institucional ("PRI") has been the dominant political party in Mexico and, since 1929, has won all presidential elections. Most recently, in 1994 PRI candidate Ernesto Zedillo Ponce de Leon, was elected president, garnering 48.77% of the votes. PRI formerly held a majority in both chambers of the Mexican Congress and, until 1989, it had also won all of the state governorships. However, in elections held July 6, 1997, other parties, including Partido de la Revolucion Democratica ("PRD"), National Action Party ("PAN"), Labor Party ("PT") and the Green Ecological Mexican Party ("PVEM"), eliminated the PRI majority in the Chamber of Deputies. In the Senate, the PRI retained its overall majority, but lost the two thirds majority important with respect to the passage of constitutional amendments. PRD, a central-left political party also has gained control of the Mexico City government and the state of Escatecos. PAN, the oldest opposition party in Mexico, has gained control of several states.

     These recent election results follow reforms initiated on January 17, 1995, when the Mexican Government and leaders of the PRI signed an agreement with the oppositions parties aimed at continuing the democratization process. On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; replace the electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections with a Federal Electoral Court as the highest body for resolving electoral disputes; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws.

     At the beginning of 1994 armed insurgents attacked several villages in the state of Chiapas. Negotiations with the insurgents continued through the spring of 1994 and then broke off. In the spring of 1995, the Government renewed its efforts to resolve the situation in Chiapas by facilitating the insurgents' participation in the political process. In March of 1995, Congress passed a law granting amnesty to insurgents who participated in peace talks with the Government as well as a law establishing a framework for such talks. A working committee of Government and insurgent representatives reached agreement on a number of issues and arranged for a plenary session that took place in January of 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at guaranteeing the rights of indigenous peoples. The agreement was signed in February 1996, but further negotiations were unsuccessful. In the face of continuing violence in Chiapas and other southern states, the Government announced measures to alleviate some of the conditions that have made Chiapas susceptible to violence and unrest. It is widely believed, however, that violence and unrest will continue to plague Chiapas and surrounding regions.

     In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, former PRI presidential candidate and the murder of

Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. Links between Mexico's drug cartels and high government and military officials have also been discovered. The links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by President Clinton as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.


Money and Banking


     Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary instrument for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The =currency unit of Mexico is the peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

     A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in fiscal policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective. The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission, which is controlled by the Ministry of Finance, charged with determining the nation's exchange rate policies.


     To help stabilize the Mexican financial markets and allow investors to more fully cover their positions, the Central Bank has recently approved the listing of derivative products based on the IPC on the Chicago Board Options Exchange and on the Chicago Mercantile Exchange. Further, futures and options contracts based on Mexican Brady Bonds are now allowed to be traded. Finally, last year the Central Bank approved a domestic futures market as well as the trading of currency options. Thus, on April 25, 1995, the peso was listed on the Chicago Mercantile Exchange allowing companies and individuals to have some certainty in the value of the peso at a given time.

     Although the Central Bank allows the peso to float freely, it does occasionally intervene in the exchange markets when the peso comes under speculative attack. The Bank was forced to adopt this policy after extreme speculation in September 1995 set back the government's recovery programs by months when the peso shot down in value and interest rates were thereby forced upwards. However, except for certain options transactions which allow private banks to sell foreign currency to Banco de Mexico, in 1996 Banco de Mexico did not intervene in the exchange market.

Trade Reform -- NAFTA


     Mexico has been a member of the General Agreement on Tariffs and Trade ("GATT") since 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded GATT, and has become a member of the Organization for Economic Cooperation. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with El Salvador, Guatemala, Honduras and Nicaragua and entered into definitive free trade agreements with Bolivia, Chile, Colombia, Costa Rica and Venezuela. On December 8, 1997, Mexico signed a framework treaty of economic association and political cooperation with the European Union that includes free trade provisions. Negotiations to enter into a definitive agreement started on July 13, 1998.

     In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities. Additional amendments published in February and May of 1995 permit foreign investors, subject to certain individual and/or aggregate limits and exceptions established in NAFTA and Mexican financial regulations, to (i) acquire a majority position in holding affiliate companies, (ii) directly hold up to 49% of the capital stock of bank holding companies and full service banking institutions. In addition, other amendments permit private industry to participate in certain industrial activities that were previously reserved to the Mexican Government.


Economic Information Regarding Mexico


         In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multinational agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan." As part of the Brady Plan, commercial banks and Mexico agreed to debt reduction and new financing in a set of agreements comprising the 1989-1992 Financing Package. The implementation of this package resulted in a substantial reduction in Mexico's foreign debt and debt service obligations. While at one time reaching $161.13 billion, in June 1992, Mexico reduced its foreign public debt to a total of approximately $73.5 billion. The total debt has since risen to $93.013 as of May, 1997.


Currency Exchange Rates

     The following provides some statistical and other related information regarding historical rates of exchange between the U.S. dollar and the Mexican peso along with information concerning interest rates on certain Mexican Government securities. Historical figures are not necessarily indicative of future fluctuations.

     From late 1982 to November 11, 1991, Mexico maintained, a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used for payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other transactions not expressly falling within the category of transactions which permit parties to have access to U.S. dollars at the controlled rate. The dual system assisted in controlling the value of the Mexican peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has now repealed the controlled rate.


     A fixed exchange rate was maintained from February to December 1988. Thereafter, the Mexican Government introduced a schedule of gradual devaluations of the Mexican peso which initially amounted to an average depreciation of the Mexican peso against the U.S. dollar of one Mexican peso per day. The extended initiatives include an adjustment in the scheduled devaluation rate of the Mexican peso against the U.S. dollar. On May 28, 1990, the Mexican peso began devaluing by an average of .80 Mexican pesos per day instead of one Mexican peso per day. On November 12, 1990 this average was decreased to .40 Mexican pesos per day and on November 11, 1991 the daily devaluation rate was lowered to .20 Mexican pesos per day. On October 21, 1992, the maximum rate at which the Mexican peso could devalue against the U.S. dollar was accelerated to .40 Mexican pesos per day.

     Because the peso had deteriorated to such an extent over the previous 15 years, on January 1, 1993, the Mexican Government introduced a new currency, the new peso, which eliminated 3 zeros from the peso. Thus, each new peso was worth 1,000 old Mexican pesos and the new peso was designated with the symbol "N$". The change was not a devaluation but merely a move to simplify the math involved in the use of Mexican currency. (The use of the word "new," which was always intended to be temporary to aid the transition to the new currency, was removed on January 1, 1996, and Mexico's currency is again simply known as the Mexican peso -- though it remains with three zeros less.)

     With regard to exchange controls, in 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to acquire or hold U.S. dollar denominated securities or otherwise obtain U.S. dollars.

Recent Developments

     On December 20, 1994, the Mexican Government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican peso. The Mexican Government attempted to devalue the peso by 15%, however, as a result of investor reaction to the surprise devaluation, the Government was unable to defend the peso and was forced to let the peso float freely, resulting in a continued decline against the U.S. dollar. On December 23, 1994, the exchange rate was 4.67 new pesos to the U.S. dollar, and on January 4, 1995, it had fallen further to 5.57 new pesos to the U.S. dollar.

     The attempted controlled devaluation by the government ignited an economic, financial, social and political crisis, which was arguably the worst in Mexico's history. Foreign investors started taking all of their money out of the country, which prompted the government to offer interest rates that reached 80%. However, no one was interested in the high rates because the Mexican Government had approximately US$11 billion in short-term treasury certificates (Cetes) coming due in the first quarter of 1995, but nearly zero foreign reserves and no funds coming in. In short, there was the danger that the government would default on its foreign obligations. In turn, the steep surge in interest rates, extreme devaluation of the peso, racing inflation, resulting bankruptcy of companies (due to a drop in consumer demand, an inability to buy imported machinery and inputs to run business and an inability to pay debt at the new interest rates) and skyrocketing unemployment (it is estimated some 2.5 million Mexicans lost their jobs in 1995) provoked a crisis in Mexico's financial system as bank's non-performing loan portfolios began to become unmanageable.


     However, the Zedillo administration, with the help of the International Monetary Fund (the "IMF") and the United States Government, controlled the crisis. Since the outbreak of the crisis, the Zedillo administration, through the implementation of, among others, a new economic program, several accords among the government business and labor, fiscal measures, financial support programs and measures to strengthen the banking system, has made progress at stabilizing Mexico's economy and financial markets. The IMF and the United States Government provided approximately US$38.5 billion in emergency funds to help Mexico meet its short-term maturing obligations. With the immediate liquidity crisis resolved, Zedillo implemented austerity measures by increasing taxes, cutting government spending and removing price controls on basic goods. The net effect has been a relative stabilizing of the exchange rate and other economic indicators.

     Another indication that Mexico is emerging from its crisis is that it has regained access to foreign lenders. In 1996, the Mexican Government made normal public debt refinancing transactions, but also took advantage of improved access to international markets and arranged for prepayment of other more expensive short-term liabilities with lower cost long-term financing. The government has pre-paid the emergency loans received from the United States and the International Monetary Fund.

     The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Recent trade figures show a reversal of Mexico's trade deficit during 1995. The value of imports decreased by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico registered a surplus in its trade balance of $6.531 billion during 1996, down approximately 7.9% from 1995, and in 1997 Mexico registered an estimated trade surplus of $582 million, down approximately 90% from 1996. During 1996, Mexico's current account balance registered a deficit of $1.922 billion, as compared with a deficit of $1.577 billion in 1995.

     As a result of the recent reduction in international oil prices and in order to avoid a deficit in public accounts, the Mexican Government made several budget cuts in the first quarter of 1998 to prevent additional public debt for the 1998 fiscal year.

     Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1997, Mexico's international reserves amounted to $28 billion, as compared to $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995, $6.1 billion at December 31, 1994 and $24.5 billion at December 31, 1993.

     During 1995 real GDP decreased by 6.9%, as compared with a growth rate of 3.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.1% for 1996 and 7.3% for 1997. The Government currently projects a 5.0% increase in the GDP for 1998. Although the Mexican economy has stabilized, there can be no assurance that the Government's plan will lead to a full recovery.


Statistical and Related Information Concerning Mexico


     The following table sets forth the Mexican peso to U.S. dollar exchange rates for each year from 1982 to 1997.

                               Free Market Rate              *Controlled Rate
                           ---------------------           ---------------------
                           End of                          End of
                           Period        Average           Period        Average
                           ------        -------           ------        -------
1982................          148            57                96            57
1983................          161           150               143           120
1984................          210           185               192           167
1985................          447           310               371           256
1986................          915           637               923           611
1987................        2.209         1.378             2.198         1.366
1988................        2.281         2.273             2.257         2.250
1989................        2.681         2.483             2.637         2.453
1990................        2.943         2.838             2.939         2.807
1991................        3.075         3.016             3.065         3.007
1992................        3.119         3.094               N/A           N/A
1993................        3.192         3.155               N/A           N/A
1994................        5.325         3.222               N/A           N/A
1995................        7.643         6.419               N/A           N/A
1996................        7.851         7.598               N/A           N/A
1997................        8.070         7.918               N/A           N/A


-------------
* From late 1982 to November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. Mexico has now repealed the controlled rate.

Source: Banco de Mexico/Banamex.

Wages and Prices

     After relatively long periods of economic growth and stability lasting until the early 1970s, Mexico's economy suffered the effects of high inflation. The economy improved in the late 1970s as a result of government policies and important discoveries of oil reserves. However, between 1977 and 1981, these factors contributed to an increase in inflation to an average annual rate of 22.4% for that period compared to an average annual rate of 2.4% between 1960 and 1971, and 16.6% between 1972 and 1976.

     The economy experienced a setback in 1981 because of the severe drop in oil prices and high world interest rates which resulted in a substantial increase in the country's external debt burden. With no new lending to be obtained from international creditors, the balance of payments equilibrium could no longer be sustained. The Mexican peso was devalued and inflation rose sharply. Through much of the 1980s, the Mexican economy continued to be affected by high inflation, low growth and excessive domestic and foreign indebtedness. The inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing the surge in wages and prices.


     Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade though control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well as a decline in real wages for much of the population during 1995. Inflation during 1995, 1996 and 1997 (as measured by the increase in the National Consumer Price Index), was 52.0%, 27.7% and 15.7%, respectively.

     This means that Mexican's purchasing power is significantly depressed and that the recovery will be slow in taking off. To help release some of the pressures, the government is currently providing Mexican citizens a subsidy in the cost of electricity, housing and education by keeping their price increases behind inflation. In October, 1996, the Alianza para el Crecimiento (Pact for Economic Growth) was signed. This pact called for 8% increases in the prices of gasoline and diesel fuel, a 10% increase in the price of industrial electricity and a 17% increase in the minimum wage. As a result of the success of PRD in the July, 1997 election, additional pressure may be put on the government to increase real wages. Depending upon the size and success of the increase and the means used to achieve it, a wage increase may have other, potentially negative effects on government austerity measures, the level of inflation and the value of the peso.


Consumer Price Index


     The following table sets forth the changes in the Mexican consumer price index for the years 1984 through 1997.

                                                   Annual Increases in
                                                     National Consumer
                                                        Price Index
                                                   -------------------
                                                         (percent)

1984..........................................              59.2
1985..........................................              63.7
1986..........................................             105.7
1987..........................................             159.2
1988..........................................              51.7
1989..........................................              19.7
1990..........................................              29.9
1991..........................................              18.8
1992..........................................              11.9
1993..........................................               8.0
1994..........................................               7.1
1995..........................................              52.0
1996..........................................              27.7
1997..........................................              15.7

--------------
Source:  Banco de Mexico/Thyssen Mexico, S.A. de C.V.


Mexican Gross Domestic Product


     The following table sets forth Mexico's gross domestic product for the years 1987 through 1997.

                Period                        Yearly Variation (%)
                ------                        --------------------
                 1988                                 1.3
                 1989                                 4.2
                 1990                                 5.1
                 1991                                 4.2
                 1992                                 3.6
                 1993                                 2.0
                 1994                                 4.4
                 1995                                 6.2
                 1996                                 5.1
                 1997                                 7.3
---------------
Source:  Banco de Mexico


Interest Rates

     During 1994, the rate on the 28-day Cetes (Mexican Treasury certificate) increased from 10.52% in January to 20.07% in December and further increased to 37.73% in January 1995. During the same time period, the rate on the 91-day Cetes increased from 10.75% in January 1994 to 39.26% in January 1995 and the rate on the six-month Cetes increased from 10.78% in January 1994 to 35.02% in January

1995. During the height of the crisis, the 28-day Cetes reached rates as high as 120%, but by March 1996 began to descend to rates below 40%. As of May 1996, the 28-day Cetes rate stood at 28.45%, the 91-day Cetes rate stood at 31.07% and the six-month Cetes rate stood at 32.67%. As of the end of 1996, the 28-day Cetes rate stood at 27.25%, 91-day Cetes rate stood at 26.55%. As of May, 1998, the 28-day Cetes rate stood at 18.01% and the 91-day Cetes rate stood at 18.85%.



4. VALUATION OF SHARES AND REDEMPTION

Valuation


     The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day") if there is sufficient trading in Fund portfolio securities to affect net asset value materially, but may not be determined on days during which no Shares are tendered for redemption and the Fund receives no order to sell Shares. The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Redemption

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


     Under normal circumstances, the Fund will redeem Shares by check as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation," and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. A corporate shareholder requesting a redemption must have on file with the Fund's Transfer Agent, the Distributor, a Participating Dealer or Shareholder Servicing Agent all required resolutions and certificates, such as resolutions authorizing the redemption and secretary's certificates.



5. FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

     The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

     The following general discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislation or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as Regulated Investment Company

     The Fund has been and expects to continue to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

     The Fund may make investments in securities (such as STRIPS) that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.


     In addition to satisfaction of the Distribution Requirement, in order to qualify as a RIC, the Fund must, generally, (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities, loans and gains from the sale or other disposition of stock or securities, or from other income derived with respect to its business of investing in stock or securities; (2) at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investment in certain securities where the application thereto of the Asset Diversification Test is uncertain.


Fund Distributions

     The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in Shares.

     The Fund may either retain or distribute to shareholders the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders at a rate of 20% or at a rate of 28% depending upon the holding period of the Fund in the underlying asset generating the net capital gain and regardless of the length of time the shareholder has held Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether or not the distribution was paid in cash or reinvested in Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses or net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such net capital gains or long-term capital losses as if they arose on the first day of the following taxable year. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a refundable tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of the deemed distribution.


     Investors should be careful to consider the tax implications of buying Shares of the Fund just prior to the ex-dividend date of an ordinary income dividend or capital gains distribution. The price of Shares purchased at that time may reflect the amount of the forthcoming ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the dividend or capital gains distribution was earned by the Fund before the shareholder purchased the Shares.


     Generally, a gain or loss on the sale of Shares will be a capital gain or loss, which will be long-term capital gain or loss if the Shares have been held for more than eighteen months, mid-term capital gain or loss if the Shares have been held for more than twelve but not more than eighteen months, and otherwise will be short-term capital gain or loss. However, investors should be aware that any loss realized upon the sale, exchange or redemption of Shares held for six months or less will be treated as a long-term capital loss to the extent any capital gains distributions have been paid with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.


     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that he is not subject to backup withholding.

Excise Tax; Miscellaneous Considerations

     The Code imposes a non-deductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For purposes of the excise tax, a RIC must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but only to the extent the capital gain net income for the one-year period ending October 31 exceeds the net capital gains for such period). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, the Fund may, in certain circumstances, be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

     Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Shareholders are urged to consult their tax advisors as to the consequences of state and local tax rules affecting an investment in the Fund.



6. MANAGEMENT OF THE FUND


Directors and Officers


     The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 717 Fifth Avenue, New York, New York 10022.


*EDWARD S. HYMAN, Chairman and Director  (4/8/45)
         Chairman, International Strategy and Investment Inc. (registered investment advisor); Chairman, ISI Inc. (investments) and Chairman and President, International Strategy and Investment Group Inc. (registered investment advisory and registered broker-dealer), 1991-Present.

*RICHARD T. HALE, Vice Chairman and Director  (7/17/45)
         One South Street, Baltimore, Maryland 21202. Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

JAMES J. CUNNANE, Director  (3/11/38)
         60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present. Formerly, Senior Vice-President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director  (8/11/24)
         37 Pippin Way, Morristown, New Jersey 07960. Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company and Director/Trustee, AIM Funds (registered investment companies).


LOUIS E. LEVY, Director  (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants. Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993, Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. McDONALD, Director  (7/14/32)
         Duke Management, Erwin Square, Suite 1000, 2200 W. Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), and DP Mann Holdings (insurance); Formerly, Director AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director  (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania, 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company.
         Formerly, Executive Director, The Pew Charitable Trusts.

R. ALAN MEDAUGH, President  (8/20/43)
         President, International Strategy and Investment Inc., 1991 - Present.

NANCY LAZAR, Vice President  (8/1/57)
         Executive Vice President and Secretary, International Strategy and Investment Inc., 1991 Present.

CARRIE L. BUTLER, Vice President  (5/1/67)
         Assistant Vice President, International Strategy and Investment Inc., 1991- Present.


MARGARET M. BEELER, Assistant Vice President (3/1/67)
         Assistant Vice President, International Strategy & Investment Inc., May 1996 - Present. Formerly, Marketing Representative, U.S. Healthcare, Inc., 1995 -1996; Sales Manager, Donna Maione, Inc., 1994-1995; Sales Manager, Deborah Wiley California, 1989-1994.

KEITH C. REILLY, Assistant Vice President (6/22/66)
         Assistant Vice President, International Strategy & Investment Inc., May 1996-Present. Formerly, Select Private Banking Officer, Assistant Manager, Chemical Bank, 1995-1996; Financial Consultant, Dreyfus Corporation, 1989-1995.


JOSEPH A. FINELLI, Treasurer  (1/24/57)
         One South Street, Baltimore, Maryland 21202. Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc., 1980-August 1995.

AMY M. OLMERT, Secretary (5/14/63)
         One South Street, Baltimore, Maryland 21202. Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. September 1988 - June 1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
         One South Street, Baltimore, Maryland 21202. Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994-July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.


-----------------------
*A Director who is an "interested person" as defined in the Investment Company
 Act.


     Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex Brown Incorporated ("BT Alex. Brown") or any of its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hyman serves as Chairman of four funds in the Fund Complex. Mr. Medaugh serves as President and Director of two funds and as President of two funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as a Director of eight funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of 11 funds in the Fund Complex. Ms. Lazar and Ms. Butler serve as Vice Presidents of four funds in the Fund Complex. Mr. Finelli serves as Treasurer, Ms. Olmert serves as Secretary and Mr. Liotta serves as Assistant Secretary of each of the funds in the Fund Complex.

     Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

     Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Fund's administrator, the Distributor or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from all Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended March 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $249.

     The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1998.

                                                 COMPENSATION TABLE

                                                                                       Total Compensation from the Fund
                               Aggregate Compensation       Pension or Retirement      and Fund Complex Payable to
                               for the Fiscal Year Ended    Benefits Accrued as        Directors for the Fiscal Year Ended
Name of Person, Position       March 31, 1998               Part of Fund Expenses      March 31, 1998
----------------------------   --------------------------   ------------------------   -----------------------------------
Edward S. Hyman(1)             $0                           $0                                         $0
Chairman and Director

Richard T. Hale(1)             $0                           $0                                         $0
Vice Chairman and
Director

James J. Cunnane               $298(2)                      $ (3)                       $39,000 for service on 13
Director                                                                                Boards in the Fund Complex

John F. Kroeger                $375                         $ (3)                       $49,000 for service on 13
Director                                                                                Boards in the Fund Complex

Louis E. Levy                  $298                         $ (3)                       $39,000 for service on 13
Director                                                                                Boards in the Fund Complex

Eugene J. McDonald             $298(2)                      $ (3)                       $39,000 for service on 13
Director                                                                                Boards in the Fund Complex

Rebecca W. Rimel               $304(2)                      $ (3)                       $39,000 for service on 11
Director                                                                                Boards in the Fund Complex(4)

--------------
(1) A Director who is an "interested person" as defined in the Investment Company Act.
(2) Of amounts payable to Messrs. Cunnane, McDonald, and to Ms. Rimel, $298, $298, and $304, respectively, was deferred pursuant to a deferred compensation plan.
(3) The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1998 was approximately $1,405.
(4) Ms. Rimel receives proportionately higher compensation from each fund for which she serves as a Director.

     The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that was served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1997 are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger,
15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; and for Ms. Rimel,
2 years.

                                  Estimated Annual Benefits Payable
                                   By Fund Complex Upon Retirement
                        -----------------------------------------------------
Years of Service        Chairman of Audit Committee        Other Participants
----------------        ---------------------------        ------------------
6 years                            $4,900                         $3,900
7 years                            $9,800                         $7,800
8 years                           $14,700                        $11,700
9 years                           $19,600                        $15,600
10 years or more                  $24,500                        $19,500



     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.



Code of Ethics

     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act (the "Code of Ethics"). The Code of Ethics applies to the personal investing activities of all the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisor and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisor's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.


     The Code of Ethics requires that any officer, director, or employee of the Fund, International Strategy & Investment Group, Inc. or the Advisor preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of the Advisor and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


7. INVESTMENT ADVISORY AND OTHER SERVICES

     International Strategy & Investments, Inc. (the "Advisor" or "ISI") serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of January 15, 1993 (the "Investment Advisory Agreement") that was approved by the Board of Directors of the Fund (including a majority of the

"Independent Directors") on December 15, 1992 and by the sole shareholder of the Fund on December 15, 1992.

     ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed to be controlling persons of ISI. ISI is also investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc. open-end investment companies with net assets of approximately $425 million as of May 31, 1998.


     To supplement its investment analysis, the Advisor may, from time to time, subscribe to research services located in Canada and Mexico, which research services may include information about Canada or Mexico, respectively, such as: statistical and background information on the economy, information on political developments and general political stability forecasts and interpretation with respect to money markets, and performance information.

     As described in the Fund's Prospectus, the Advisor (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     Pursuant to the terms of the Advisory Agreement, as compensation for its services, the Advisor receives an annual fee, paid monthly, in an amount equal to .40% of the average daily net assets of the Fund. The Advisor and the Fund's administrator have agreed to waive, on a voluntary basis, a proportionate amount of their respective fees or to reimburse the Fund to the extent required so that the Fund's total operating annual expenses do not exceed 1.25% of the Fund's average net assets. ISI's compensation under the agreement for the three most recent fiscal years was as follows:



                                        Fiscal Year Ended March 31,
                               --------------------------------------------
                                 1998             1997              1996
                               --------         --------          --------
Advisory Fees Payable          $208,693         $233,075          $261,577
Advisory Fees Waived           $  9,113         $129,197          $ 88,655
Total Operating Expenses*          1.28%            1.58%             1.47%
----------------
* Total operating expenses absent fee waivers as a percentage of average daily net assets.

     The Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares and (b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Fund or the Advisor may terminate the

Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment.

8. ADMINISTRATION

     Investment Company Capital Corp. ("ICC"), One South Street, Baltimore, Maryland 21202, provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

     As compensation for such services, ICC is entitled to receive from the Fund a fee equal to .20% of the Fund's average daily net assets. ICC and the Advisor have agreed to waive, on a voluntary basis, a proportionate amount of their respective fees to the extent required so that the Fund's total annual operating expenses do not exceed 1.25% of the Fund's average net assets. ICC's compensation under the agreement for the three most recent fiscal years was as follows:



                                    Fiscal Year Ended March 31,
                            -------------------------------------------
                              1998             1997              1996
                            --------         --------          --------
Administration Fees         $104,346         $116,538          $130,789
      Payable
Administration Fees         $  4,557         $ 64,599          $ 44,327
       Waived


     ICC also serves as the Fund's transfer and dividend disbursing agent. (See "Custodian, Transfer Agent and Accounting Services"). The services of ICC to the Fund are not exclusive and ICC is free to render similar services to others. ICC also provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian (See "Custodian, Transfer Agent and Accounting Services.") ICC is an indirect subsidiary of Bankers Trust Corporation.



9. DISTRIBUTION OF FUND SHARES


     International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as the distributor for the Shares pursuant to a Distribution Agreement dated April 1, 1997 between ISI Group and the Fund. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares, either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of the Advisor. Prior to April 1, 1997, Armata Financial Corp. ("Armata") served as the Fund's distributor for the same rate of compensation and on substantially the same terms as ISI Group.


     The Distribution Agreement further provides that ISI Group will: solicit and receive orders for the purchase of Shares; accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and take all actions deemed necessary to carry into effect the distribution of the Shares. ISI Group has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all of its promotional expenses. The services of ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Shares (the "Plan"). Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ISI Group is authorized to make payments out of its fees to its investment representatives, to Participating Dealers and to Shareholder Servicing Agents. Payments to Participating Dealers and Shareholder Servicing Agents, if applicable, may not exceed fees payable to ISI Group under the Plan.


     The Distribution Agreement, form of Sub-Distribution Agreement and the Plan were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors (who have no direct or indirect financial interest in the Plan or the Distribution Agreement or any Sub-Distribution Agreement) on September 16, 1997. The Distribution Agreement and the Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

     In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time, and the Distribution Agreement may be terminated at any time upon sixty days' notice, without penalty, by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares. Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment (as defined in the Investment Company Act).

     As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.40% of the average daily net assets of the Shares. ISI Group expects to allocate on a proportional basis a substantial portion of its annual fees to its investment representatives or up to all of its fees to broker-dealers who enter into Sub- Distribution Agreements with ISI Group under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of its accounts and the operations of the Fund.

     During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

     In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its respective distribution fees as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the applicable Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule.


     As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                                    Fiscal Year Ended March 31,
                         -------------------------------------------------
   Fee                      1998               1997               1996
   ---                   ----------         ----------         ----------
12b-1 Fee                $208,693(1)        $233,075(2)        $261,577(2)
-----------
(1) Fees received by ISI Group, the Fund's distributor for the fiscal year ended March 31, 1998.
(2) Fees received by Armata, the Fund's distributor for the fiscal years ended March 31, 1997 and March 31, 1996.


     For the last three fiscal years, the Fund's distributor received the following commissions, and from such commissions, the distributor retained the following amounts:


                                                            Year Ended March 31,
                          -------------------------------------------------------------------------------------------
                                     1998                            1997                              1996
                          ------------------------        ------------------------          -------------------------
                          Received        Retained        Received        Retained          Received        Retained
Sales Commissions         $198,038(1)      $0 (1)         $123,792(2)     $44,533(2)        $108,906(2)     $43,539(2)

-------------
(1) By ISI Group, the Fund's distributor the fiscal year ended March 31,
    1998,
(2) By Armata, the Fund's distributor for the fiscal years ended March 31, 1997 and March 31, 1996.

     Except as described elsewhere, the Fund pays or causes to be paid all organizational expenses and all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the

SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and Independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICC or ISI Group.



10.   PORTFOLIO TRANSACTIONS

     The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving as market makers usually includes a mark-up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

     The Advisor's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Such research services supplement the Advisor's own research. Research services may include the following: statistical and background information on the U.S., Canadian and Mexican economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S., Canadian and Mexican money markets; information on federal, state, local and political developments in the United States, Canada and Mexico; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund. Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice.


     For the fiscal years ended March 31, 1998, March 31, 1997 and March 31, 1996, no brokerage commissions were paid by the Fund.

     The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1998, the Fund held a 5.75% repurchase agreement issued by Goldman Sachs & Co. valued at $4,168,000. Goldman Sachs & Co. is one of the Fund's "regular brokers or dealers."


11. CAPITAL STOCK

     Under the Fund's Articles of Incorporation, the Fund may issue up to twenty-five million Shares of its capital stock with a par value of $.001 per Share.

     The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and one class of Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

     The Fund's By-laws provide that any director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

     There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

     As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


12. SEMI-ANNUAL REPORTS

     The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

13. CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


     Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 to March 31, 1998, Bankers Trust was paid $2,285 as compensation for providing custody services to the Fund. Investment Company Capital Corp., the Fund's administrator, One South Street, Baltimore, Maryland, 21202 (telephone: (800) 882-8585) has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, ICC receives up to [$15.00] per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For such services for the fiscal year ended March 31, 1998, ICC received a fee of $30,638.


     ICC also provides accounting services to the Fund. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly, as shown below.


      Average Net Assets              Incremental Annual Accounting Fee
      ------------------              ---------------------------------
           0  -  $   10,000,000                     $25,000
$ 10,000,001  -  $   25,000,000                      .080%
$ 25,000,001  -  $   50,000,000                      .060%
$ 50,000,001  -  $   75,000,000                      .040%
$ 75,000,001  -  $  100,000,000                      .035%
$100,000,001  -  $  500,000,000                      .017%
$500,000,001  -  $1,000,000,000                      .006%
over $1,000,000,000                                  .002%


     In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services: express delivery service, independent pricing and storage. As compensation for providing accounting services for the fiscal year ended March 31, 1998, ICC received fees of $52,871.



14. INDEPENDENT ACCOUNTANTS


     The annual financial statements of the Fund are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland, 21201.


15. LEGAL MATTERS

     Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


16. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To Fund management's knowledge, no persons held beneficially or of record 5% or more of the Fund's outstanding shares, as of July 8, 1998:

     As of such date, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

17. PERFORMANCE AND YIELD COMPUTATIONS


     For purposes of quoting and comparing the performance of the Fund to that of other open-end non-diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance generally will be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculation

     The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

     P (1 + T)n = ERV

    Where:  P =  a hypothetical initial payment of $1,000
            T =  average annual total return
            n =  number of years (1-, 5- or 10-)
          ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof)of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

     Under the foregoing formula, the time periods used in advertising will 0be based on rolling calendar quarters updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five- and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement. During its first year of operation the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestment would be included as would any recurring account charges that might be imposed by the Fund.


     Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended March 31, 1998 were as follows:



                                                                                             Since Inception On
         One-Year Period Ended                    Five-Year Period Ended                   January 15, 1993 Through
             March 31, 1998                            March 31, 1998                           March 31, 1998
---------------------------------------   --------------------------------------   --------------------------------------
     Ending              Average              Ending              Average              Ending              Average
   Redeemable      Annual Total Return      Redeemable      Annual Total Return      Redeemable      Annual Total Return
      Value                                   Value                                     Value
     $1,112               11.21%             $1,277                5.02%               $1,305                5.25%
----------------- ---------------------  ----------------  ---------------------   ---------------  ---------------------

     The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations


     The yield based on the 30-day period ended March 31, 1998 was 5.79% and was computed in the manner described below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and analyzing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's yield calculations assume a maximum sales charge of 3.00% for the Shares. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


     Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.



18. FINANCIAL STATEMENTS.


     See next page.

North American Government Bond Fund, Inc.

Statement of Net Assets
March 31, 1998

                                       Interest        Maturity        Principal          Market
Security                                 Rate            Date            Value             Value
---------------------------------------------------------------------------------------------------
CANADIAN SECURITIES -- 5.37%
Government of Canada, Deb.               8.00%           6/1/27       C$ 3,000,000      $ 2,794,080
                                                                                        -----------
  Total Canadian Securities
    (Cost $2,701,270)                                                                     2,794,080
                                                                                        -----------
MEXICAN SECURITIES(1) -- 11.84%
Mexican Treasury Cete                   20.92*          4/30/98      P$ 42,362,120        4,893,663
Mexican Treasury Cete                   21.27*          6/11/98         11,177,420        1,260,831
                                                                                        -----------
   Total Mexican Securities
     (Cost $6,273,274)                                                                    6,154,494
                                                                                        -----------
U.S. TREASURY SECURITIES -- 74.10%
U.S. Treasury Bond                     10.375          11/15/09         $8,000,000        9,985,000
U.S. Treasury Bond                     10.375          11/15/12          4,000,000        5,308,124
U.S. Treasury Bond                     12.000           8/15/13          5,250,000        7,716,681
U.S. Treasury Bond                      8.125           8/15/19          9,500,000       11,891,331
U.S. TREASURY BOND                      8.750           8/15/20          1,000,000        1,333,750
U.S. Treasury Bond                      7.250           8/15/22          2,000,000        2,311,562
                                                                                        -----------
   Total U.S. Treasury Securities
     (Cost $38,318,392)                                                                  38,546,448
                                                                                        -----------
REPURCHASE AGREEMENT -- 8.01%
Goldman Sachs & Co., 5.75%
  Dated 3/31/98 to be repurchased on
  4/1/98, collateralized by U.S. Treasury
  Bonds with a market value of $4,252,089.
  (Cost $4,168,000)                                                     $4,168,000        4,168,000
                                                                                        -----------
Total Investments in Securities -- 99.32%
  (Cost $51,460,936) **                                                                  51,663,022
Other Assets in Excess of Liabilities, Net-- 0.68%                                          355,381
                                                                                        -----------
Net Assets-- 100.00%                                                                    $52,018,403
                                                                                        ===========
Net Asset Value and Redemption Price Per Share
  ($52,018,403 / 5,949,881 SHARES OUTSTANDING)                                                $8.74
                                                                                              =====
Offering Price Per Share
  ($8.74 / .970)                                                                              $9.01
                                                                                              =====

--------------------------------------------------------------------------------
(1)       Cetes are short-term Mexican government debt securities.
 *        Yields as of March 31, 1998.
**        Also aggregate cost for federal tax purposes.
(dagger) Principal value is shown in local currency: Canadian dollars (C$), Mexican new pesos (P$) and U.S. dollars ($).

See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statement of Operations
For the Year Ended March 31, 1998

--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
INTEREST                                                                              $4,393,354
                                                                                      ----------
EXPENSES:
     Investment advisory fee                                                             208,693
     Distribution fee                                                                    208,693
     Administration fee                                                                  104,346
     Accounting fee                                                                       52,871
     Transfer agent fee                                                                   30,638
     Printing and postage                                                                 51,964
     Miscellaneous                                                                         8,381
     Director's fees                                                                         249
                                                                                      ----------
       Total expenses                                                                    665,835
     Less: Fees waived                                                                   (13,670)
                                                                                      ----------
       Net expenses                                                                      652,165
                                                                                      ----------
     Net investment income                                                             3,741,189
                                                                                      ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                  2,482,408
     Net realized loss from foreign currency related transactions                       (706,976)
     Change in net unrealized appreciation/depreciation of investments                 1,644,223
     Change in net unrealized appreciation/depreciation on translation
       of assets and liabilities denominated in foreign currencies                         2,956
                                                                                      ----------
     Net gain on investments                                                           3,422,611
                                                                                      ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $7,163,800
                                                                                      ==========
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Statement of Changes in Net Assets


                                                                  For the Year Ended March 31,
                                                                  ----------------------------
                                                                   1998                  1997
---------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
     Net investment income                                     $  3,741,189            $ 5,251,856
     Net realized gain (loss) from investment and
       foreign currency related transactions                      1,775,432             (1,197,393)
     Change in unrealized appreciation/depreciation
       of investments                                             1,644,223                540,125
     Change in net unrealized appreciation/
       depreciation on translation of assets and
       liabilities denominated in foreign currencies                  2,956                 (3,190)
                                                               ------------           ------------
     Net increase in net assets resulting
       from operations                                            7,163,800              4,591,398
                                                               ------------           ------------

DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income                                       (3,741,189)            (1,823,953)
     Distribution in excess of net investment income               (629,176)                    --
     Return of capital-tax                                               --             (3,191,763)
                                                               ------------           ------------
     Total distribution                                          (4,370,365)            (5,015,716)

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of 916,292 and 695,687
       shares, respectively                                       7,908,494              5,848,278
     Value of 231,643 and 306,356 shares issued in
       reinvestment of dividends, respectively                    1,980,041              2,564,081
     Cost of 1,469,520 and 1,997,507 shares
       repurchased, respectively                                (12,629,368)           (16,882,467)
                                                               ------------           ------------
     Total decrease in net assets derived from capital
       share transactions                                        (2,740,833)            (8,470,108)
                                                               ------------           ------------
     Total increase (decrease) in net assets                         52,602             (8,894,426)

NET ASSETS:
     Beginning of period                                         51,965,801             60,860,227
                                                               ------------           ------------
     End of period                                             $ 52,018,403           $ 51,965,801
                                                               ============           ============

---------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

North American Government Bond Fund, Inc.

Financial Highlights
(For a share outstanding throughout each period)

                                                           For the Year Ended March 31,
                                                 -----------------------------------------------
                                                 1998      1997       1996     1995      1994
------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period       $  8.29   $  8.37   $  8.06   $  9.53    $ 10.14
                                               -------   -------   -------   -------    -------
Income from Investment Operations:
  Net investment income                           0.61      0.75      0.81      0.63       0.89
  Net realized and unrealized gain/(loss)
    on investments                                0.56     (0.11)     0.22     (1.38)     (0.58)
                                               -------   -------   -------   --------   --------
  Total from Investment Operations                1.17      0.64      1.03     (0.75)      0.31

Less Distributions:
  Dividends from net investment income
    and short-term gains                         (0.67)    (0.26)       --     (0.45)     (0.92)
  Distribution in excess of net investment
     income                                      (0.05)       --        --        --         --
  Return of capital                                 --     (0.46)    (0.72)    (0.27)        --
                                               -------   -------   -------   -------    -------
  Total distributions                            (0.72)    (0.72)    (0.72)    (0.72)     (0.92)
                                               -------   -------   -------   -------    -------
  Net asset value at end of period             $  8.74   $  8.29   $  8.37   $  8.06    $  9.53
                                               =======   =======   =======   =======    =======
Total Return*                                    14.65%     7.90%    12.97%    (8.31)%     2.77%

Ratios to Average Daily Net Assets:
  Expenses**                                      1.25%     1.25%     1.25%     1.25%      1.25%
  Net investment income***                        7.17%     8.99%     9.49%     7.04%      7.04%

Supplemental Data:
  Net assets at end of the period (000)        $52,018   $51,966   $60,860   $66,292    $93,622
  Portfolio turnover rate                          125%       46%      125%      104%       219%
------------------------------------------------------------------------------------------------

  *Total return excludes the effect of sales loads.
 **Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.28%, 1.58%, 1.47%, 1.45% and 1.44%, for the years ended March 31, 1998, 1997, 1996, 1995, and 1994, respectively.
***Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 7.14%, 8.66%, 6.84%, 6.85% and 6.68%, for the years ended March 31, 1998, 1997, 1996, 1995, and 1994, respectively.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

A. Significant Accounting Policies -- North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 19, 1992, commenced operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

    The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

    When preparing the Fund's financial statements, management has to make estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

    Security Valuation -- Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

    Repurchase Agreements -- The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

    Foreign Currency Translation -- The Fund separates realized gains or losses resulting from foreign exchange rate changes and realized gains or losses resulting from market price changes.

    Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the Fund's books and the U.S. dollar equivalent of interest that the Fund actually receives or pays.

    The Fund does not separate its unrealized appreciation or depreciation resulting from foreign exchange rate changes and its unrealized appreciation or depreciation resulting from market price changes.

    Federal Income Tax -- The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

    The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

    Security Transactions, Investment Income, Distributions and Other -- The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. Income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the ex-dividend date.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees -- International Strategy & Investment Inc. ("ISI") is the Fund's investment advisor and Investment Company Capital Corp., a subsidiary of Bankers Trust Corporation. ("ICC") is the Fund's administrator. As compensation for its advisory services, the Fund pays ISI an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the annual rate of 0.40%. The Fund paid ISI $208,693 for advisory services for the year ended March 31, 1998. As compensation for its administrative services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the annual rate of 0.20%. The Fund paid ICC $104,346 for administrative services for the year ended March 31, 1998.

    ISI and ICC have agreed to reduce their fees proportionately when necessary so that the Fund's annual expenses are no more than 1.25% of the Fund's average daily net assets. For the year ended March 31, 1998, ISI waived fees of $9,113 and ICC waived fees of $4,557.

    As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $52,871 for accounting services for the year ended March 31, 1998.

    As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $30,638 for transfer agent services for the year ended March 31, 1998.

    As compensation for providing distribution services for the ISIClass of shares, the Fund pays ISI Group, Inc. ("ISI Group"), which is affiliated with ISI, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.40% of the ISI Class' average daily net assets. For the year ended March 31, 1998, distribution fees aggregated $208,693.

    The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1998 was approximately $1,405, and the accrued liability was approximately $10,461.

    Effective September 22, 1997, Bankers Trust Company, a subsidiary of Bankers Trust Corporation, became the Fund's custodian. Prior to September 22, 1997, PNC Bank served as the Fund's custodian.

C. Capital Share Transactions-- The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

Notes to Financial Statements (concluded)

D. Investment Transactions -- Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $3,605,028 and sales of investment securities aggregated $7,563,098 for the year ended March 31, 1998. Purchases of U.S. government obligations aggregated $54,656,711 and sales of U.S. government obligations aggregated $49,026,420 for the period.

    On March 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $552,986 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $350,900.

E. Forward Currency Exchange Contracts -- Forward currency exchange contracts carry certain risks. These risks include the counterparties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of March 31, 1998.

F.  Net Assets -- On March 31, 1998, net assets consisted of:
    Paid-in capital                       $51,154,279
    Accumulated net realized gain
      from security and foreign
      currency transactions                   661,627
    Unrealized appreciation of
      investments                             202,086
    Unrealized gain on translation of
      assets and liabilities
      denominated in foreign
      currencies                                  411
                                          -----------
                                          $52,018,403
                                          ===========

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.

Report of Independent Accountants

To the Shareholders and Directors of
North American Government Bond Fund, Inc.:

     We have audited the accompanying statement of net assets of North American Government Bond Fund, Inc. as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North American Government Bond Fund, Inc. as of March 31, 1998 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

Philadelphia, Pennsylvania
May 1, 1998

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Bond Ratings

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB", has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating. Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating. The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid.


     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

     Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities. Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Standard & Poor's Commercial Paper Ratings

     A is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers 1, 2 and 3 to indicate relative degree of safety. The designation A-1+ indicates there is an "overwhelming degree" of safety with regard to the capacity for timely payment. The designation A-1 indicates that the degree of safety regarding timely payment is strong. The designation A-2 indicates the capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only speculative capacity for timely payment. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody's Commercial Paper Ratings

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         - Leading market positions in well-established industries.
         - High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

PART C.        OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

               List all financial statements and exhibits filed as part of the Registration Statement.

               (a)  Financial statements:


                    (1) Included in Parts A and B of the Registration Statement:
                         -     Financial Highlights for the fiscal
                               years ended March 31, 1998; March 31,
                               1997, March 31, 1996, and March 31,
                               1995, and for the period ended March
                               31, 1994.
                         -     Statement of Net Assets at March 31, 1998.
                         - Statement of Operations for the fiscal year ended March 31, 1998.
                         - Statement of Changes in Net Assets for the fiscal years ended March 31, 1998; March 31, 1997, March 31, 1996 and March 31, 1995.
                         -     Notes to Financial Statements.
                         -     Report of Independent Accountants.


                    (2) All required financial statements are included in
                        Parts A and B hereof. All other financial statements and schedules are inapplicable.

               (b)  Exhibits:


                    (1)   (a)   Articles of Incorporation.(1)

                          (b)   Articles of Amendment.(1)

                          (c) Articles Supplementary dated December 27, 1993.(1)

                    (2)   By-Laws, as amended through December 18, 1996.(2)

                    (3)   None.

                    (4)   Specimen Security.(3)

                    (5) Investment Advisory Agreement dated December 15, 1992 between Registrant and International Strategy & Investment Inc.(1)

                    (6)   (a)   Distribution Agreement dated April 1,
                                1997, between Registrant and International
                                Strategy & Investment Group, Inc.(2)

                          (b) Form of Agency Distribution Agreement between International Strategy & Investment Group, Inc. and Participating Broker-Dealers.(2)

                          (c) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents.(2)

                    (7)   None.

                    (8) Custodian Agreement between Registrant and Bankers Trust Company dated June 5, 1998, filed herewith.

                      (9) Master Services Agreement (including Administration, Transfer Agency and Accounting Services appendices) between Registrant and Investment Company Capital Corp.4

                      (10)     (a)   Opinion of Counsel.(1)

                               (b)   Opinion of Counsel relating to net
                                     redemptions for fiscal year ended March 31, 1997.(2)

                      (11) Consent of Independent Accountants, filed herewith.

                      (12)     None.

                      (13)     Subscription Agreement re: initial $100,000
                               capital.(1)

                      (14)     None.

                      (15)     Distribution Plan.(2)

                      (16)     Schedule of Computation of Performance
                               Information.(1)

                      (24)     Powers of Attorney, filed herewith.

                      (27)     Financial Data Schedule, filed herewith.
------------------

(1) Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR on July 26, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.

(3) Incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended, to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33- 53598), filed with the Securities and Exchange Commission via EDGAR on July 26, 1995, and Exhibit 2 (By-Laws), as amended, to Post-Effective Amendment No. 5 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR on July 29, 1996.



Item 25. Persons Controlled by or under Common Control with Registrant

                      Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

                      None.

Item 26. Number of Holders of Securities

                  State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


                  The following information is given as of July 8, 1998:


              Title of Class              Number of Record Holders
              --------------              ------------------------
              Shares of Capital Stock              4,129


Item 27. Indemnification

                  State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

                  Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                  Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

                  Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.


Item 28. Business and Other Connections of Investment Advisor

                  Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                  During the last two years, no director or officer of International Strategy & Investment Inc., the Registrant's investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 29. Principal Underwriters


         (a) International Strategy & Investment Group, Inc. acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.) and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.).

         (b)

                                                Position and
                                                Offices                            Position and
         Name and Principal                     with Principal                     Offices with
         Business Address*                      Underwriter                        Registrant
         -----------------                      -----------                        ----------

Edward S. Hyman                                 Chairman and                        Chairman and
                                                Director                            and Director

R. Alan Medaugh                                 Director                            President

Nancy Lazar                                     Executive Vice President
                                                and Director                        Vice President

Joel Fein                                       Chief Financial Officer             None

---------------------
* 717 Fifth Avenue
New York, New York 10022


        (c)      Not applicable.

Item 30. Location of Accounts and Records

                  With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the names and address of each person maintaining physical possession of each such account, book or other document.


                  International Strategy & Investment Inc., 717 Fifth Avenue, New York, New York 10022, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York, 10006, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, ICC, One South Street, Baltimore, MD 21202.

                  In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and ICC each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer-agent), all receipts and disbursements of cash, and all other debts and credits.



Item 31. Management Services

                  Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

                  See Exhibit 8.


Item 32.          Undertakings

                  Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Registrant hereby undertakes to furnish each prospective person to whom a prospectus will be delivered with a copy of the Registrant's latest annual report to shareholders containing information called for by Item 5A of Form N-1A, upon request and without charge by contacting Registrant at
                           (800) 955-7175.

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 28th day of July, 1998.


                                                     NORTH AMERICAN GOVERNMENT
                                                     BOND FUND, INC.

                                                     By: /s/ R. Alan Medaugh
                                                         -----------------------
                                                             R. Alan Medaugh
                                                             President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:



            *                  Chairman and                      July 28, 1998
-----------------------        Director                          ---------------
Edward S. Hyman                                                  Date

            *                  Director                          July 28, 1998
-----------------------                                          ---------------
Richard T. Hale                                                  Date

            *                  Director                          July 28, 1998
-----------------------                                          ---------------
James J. Cunnane                                                 Date

            *                  Director                          July 28, 1998
-----------------------                                          ---------------
John F. Kroeger                                                  Date

            *                  Director                          July 28, 1998
-----------------------                                          ---------------
Louis E. Levy                                                    Date

            *                  Director                          July 28, 1998
-----------------------                                          ---------------
Eugene J. McDonald                                               Date

            *                  Director                          July 28, 1998
-----------------------                                          ---------------
Rebecca W. Rimel                                                 Date

/s/ R. Alan Medaugh            President                         July 28, 1998
-----------------------                                          ---------------
R. Alan Medaugh                                                  Date

/s/ Joseph A. Finelli          Chief Financial                   July 28, 1998
-----------------------        and Accounting                    ---------------
Joseph A. Finelli              Officer                           Date



* By: /s/ Amy M. Olmert
     -----------------------
          Amy M. Olmert
          Attorney-In-Fact

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.

                                INDEX OF EXHIBITS

EDGAR
Exhibit
Number                      Document
                    --------------------------------------------------------------------

             (1)    (a) Articles of Incorporation.(1)
             (1)    (b) Articles of Amendment.(1)
             (1)    (c) Articles Supplementary dated December 27, 1993.(1)
             (2)    Registrant's By-Laws, as amended through December 18, 1996.(2)
             (4)    Specimen Security.(3)
             (5)    Investment Advisory Agreement dated December 15, 1992 between
                    Registrant and International Strategy & Investment Inc.;(1)
             (6)    (a) Distribution Agreement dated April 1, 1997, between
                        Registrant and International Strategy & Investment Group Inc.(2)
             (6)    (b) Form of Agency Distribution Agreement between International
                        Strategy & Investment Group, Inc. and Participating Broker-Dealers.(2)
             (6)    (c) Form of Shareholder Servicing Agreement between Registrant and
                        Shareholder Servicing Agents.(2)
EX-99.B      (8)    Custodian Agreement between Registrant and Bankers Trust Company dated
                    June 5, 1998, filed herewith.
             (9)    Master Services Agreement (including Administration, Transfer
                    Agency and Accounting Services Appendices) between Registrant and
                    Investment Company Capital Corp.(4)
             (10)   (a) Opinion of Counsel.(1)
             (10)   (b) Opinion of Counsel relating to net redemptions for
                        fiscal year ended March 31, 1997.(2)
EX-99.B      (11)    Consent of PricewaterhouseCoopers LLP, filed herewith.
             (13)    Subscription Agreement with respect to the initial capitalization of the
                     Fund.(1)
             (15)    Registrant's Distribution Plan.(2)
             (16)    Schedule of Computation of Performance Information.(1)
EX-99.B      (24)    Powers of Attorney, filed herewith.

EX-27        (27)    Financial Data Schedule, filed herewith.

 -----------------
(1) Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR on July 26, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.

(3) Incorporated by reference to Exhibit 1 (Articles of Incorporation), as amended, to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR on July 26, 1995, and Exhibit 2 (By-Laws), as amended, to Post-Effective Amendment No. 5 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (Registration No. 33-53598), filed with the Securities and Exchange Commission via EDGAR on July 29, 1996.